DRAFT:  19 July 2016

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☒ Preliminary Proxy Statement.
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐ Definitive Proxy Statement.
☐ Definitive Additional Materials.
☐ Soliciting Material Pursuant to §240.14a-12.

Medizone International, Inc.
(Name of Registrant As Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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Medizone International, Inc.
4000 Bridgeway, Suite 401
Sausalito, California  94965

Dear Stockholders:

You are cordially invited to attend Medizone’s 2016 annual meeting of stockholders to be held on Thursday, September 15, 2016, at 11:00 a.m., (MDT), at the offices of Durham Jones & Pinegar, P.C., located at 111 East Broadway, Suite 900, Salt Lake City, Utah 84111.

An outline of the business to be conducted at the meeting is given in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

Should you not be able to join us, to ensure your representation at the meeting, I encourage you to vote your shares by following the voting instructions on the enclosed proxy card. Your vote is very important. Whether you own a few or many shares of stock, it is important that your shares be represented.

Sincerely,

 /s/ Edwin G. Marshall
Edwin G. Marshall
Chairman and Chief Executive Officer

Sausalito, California
August 5, 2016

MEDIZONE INTERNATIONAL, INC.
______________________________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
______________________________________________
Time and Date:          Thursday, September 15, 2016, at 11:00 a.m., MDT
Place:          Durham Jones & Pinegar, P.C., 111 East Broadway, Suite 900, Salt Lake City, Utah 84111
Items of Business:
1.	To elect five directors, each to serve for a one-year term and until his successor has been elected and qualified or until his earlier death, resignation or removal.

2.	To ratify the appointment of Tanner LLC as the independent registered public accounting firm for the fiscal year ending December 31, 2016.

3.	To hold a non-binding advisory vote on the compensation paid to our named executive officers, as disclosed in this proxy statement.

4.	To hold a non-binding advisory vote on the frequency of future advisory votes on executive compensation.

5.
To amend our Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock, par value $.001 per share, available for issuance by the Company, from 395 million to 500 million shares.

6.	To ratify and approve the adoption of the 2016 Equity Incentive Plan.

7.	To transact such other business as may properly come before the Annual Meeting and any postponements or adjournments thereof.
Record Date:	Only stockholders of record at the close of business on July 18, 2016 are entitled to notice of, attend, and vote at the meeting and any adjournments thereof.
Proxy Voting:	Each share of stock that you own represents one vote. For questions regarding your stock ownership, if you are a registered holder, you can contact our transfer agent, American Stock Transfer & Trust Company, through its website at www.amstock.com or by phone at (800) 937-5449.
This Notice of Annual Meeting, Proxy Statement and form of Proxy are being distributed and made available on or about August 5, 2016.
Whether or not you expect to attend the Annual Meeting, we encourage you to read the Proxy Statement and vote through the Internet at www.proxyvote.com, by phone at 800-690-6903, or request, sign and return your proxy card as soon as possible, so that your shares may be represented at the Annual Meeting.

FOR THE BOARD OF DIRECTORS

/s/ Boyd G. Evans
Boyd G. Evans
Chief Financial Officer and Corporate Secretary
Sausalito, California
August 5, 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 15, 2016.

THIS PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT
www.proxyvote.com

MEDIZONE INTERNATIONAL, INC.
4000 Bridgeway, Suite 401
Sausalito, California  94965
PROXY STATEMENT FOR THE 2016 ANNUAL MEETING OF STOCKHOLDERS

We are providing you with these proxy materials in connection with the solicitation by the board of directors of Medizone International, Inc. of proxies to be used at our 2016 Annual Meeting of Stockholders (the “Annual Meeting”), to be held at the offices of Durham Jones & Pinegar, P.C. located at 111 East Broadway, Suite 900, Salt Lake City, Utah 84111 on Thursday, September 15, 2016, at 11:00 a.m. (Mountain Time), and any adjournment or postponement thereof. This Proxy Statement contains important information regarding the Annual Meeting, the proposals on which you are being asked to vote, information you may find useful in determining how to vote, and information about voting procedures. As used herein, “we,” “us,” “our,” “Medizone International” or the “Company” refers to Medizone International, Inc., a Nevada corporation.
INTERNET AVAILABILITY OF PROXY MATERIALS
Under rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we are furnishing proxy materials to our stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. On or about August 5, 2016, we expect to send a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) to our stockholders, which contains instructions on how to access our proxy materials, including our Proxy Statement and our Annual Report. The Notice of Internet Availability also provides instructions on how to vote through the Internet.  It also includes instructions on how to receive a paper copy of the proxy materials by mail, upon the request of a stockholder.
This process is designed to reduce our environmental impact and lowers the costs of printing and distributing our proxy materials, without impacting our stockholders’ timely access to this important information. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability.
GENERAL INFORMATION ABOUT THE MEETING
Date and Location of the Meeting
The accompanying form of proxy (the “Proxy” or “Proxy Card”) is solicited on behalf of our board of directors for use at the Annual Meeting to be held at the offices of Durham Jones & Pinegar, P.C. located at 111 East Broadway, Suite 900, Salt Lake City, Utah 84111 on Thursday, September 15, 2016, at 11:00 a.m. (Mountain Time), and any adjournment or postponement thereof.
Purpose of the Meeting
At the Annual Meeting, stockholders will act upon the proposals described in this Proxy Statement. In addition, we will consider any other matters that are properly presented for a vote at the Annual Meeting. As of August 5, 2016, we are not aware of any other matters to be submitted for consideration at the Annual Meeting. If any other matters are properly presented for a vote at the Annual Meeting, the persons named in the Proxy Card, who are officers of the Company, have the authority in their discretion to vote the shares represented by the Proxy.

Record Date
Only holders of record of common stock at the close of business on July 18, 2016 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date we had 369,934,068 shares of common stock outstanding and entitled to vote.
Quorum
The holders of a majority of the voting power of the shares of stock entitled to vote at the Annual Meeting as of the Record Date must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. This level of representation is called a quorum. Your shares are counted as present at the Annual Meeting if you are present and vote in person at the Annual Meeting, or if you have properly submitted a Proxy.

Voting Rights
Each holder of shares of common stock is entitled to one vote for each share of common stock held as of the close of business on the Record Date. You may vote all shares owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record and (ii) shares held for you as the beneficial owner in street name through a broker, bank, trustee or other nominee.
Stockholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote in person at the Annual Meeting, or prior to the meeting by telephone, through the Internet or, if you request or receive paper proxy materials, by mail, by filling out and returning the Proxy Card.
Beneficial Owner: Shares Registered in the Name of a Broker or Nominee. If on the Record Date your shares were held in an account with a brokerage firm, bank or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account. However, the organization that holds your shares is considered the stockholder of record for purposes of voting at the Annual Meeting. Because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid form of proxy from the organization that holds your shares, giving you the right to vote the shares at the Annual Meeting.
Required Vote
Each director will be elected by a plurality of the votes cast, which means that the five individuals nominated for election to the board of directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected. You may either vote “FOR” all nominees to the board of directors or “WITHHOLD” your vote with respect to any nominee you specify, or all nominees. With respect to (i) approval of the non-binding advisory vote on the compensation program of our named executive officers (as identified below under “Executive Compensation,” our “NEOs”), (ii) ratification of Tanner LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2016, and (iii) ratification of the adoption of the equity award plan, approval or ratification, respectively, will be obtained if the number of votes cast “FOR” the proposals at the Annual Meeting exceeds the number of votes “AGAINST” the proposals. Approval of the amendment to our Articles of Incorporation increasing the number of authorized shares of common stock the Company may issue will be obtained if at least a majority of the issued and outstanding shares entitled to vote at the Annual Meeting are voted “FOR” the amendment.  With respect to the non-binding advisory vote on the frequency of future non-binding advisory votes on the compensation program of our NEOs, you may vote to have such non-binding advisory votes every “ONE YEAR,” “TWO YEARS” or “THREE YEARS,” or you may “ABSTAIN.” The frequency receiving the greatest number of votes cast by stockholders will be considered the frequency of the non-binding advisory vote of our stockholders.
Abstentions (shares present or represented at the Annual Meeting and marked “abstain”) are counted for purposes of determining whether a quorum is present and have no effect on the outcome of the matters voted upon. Broker non-votes occur when shares held by a broker for a beneficial owner are not voted either because (i) the broker did not receive voting instructions from the beneficial owner or (ii) the broker lacked discretionary authority to vote the shares. A broker is entitled to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares. Absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters. At our Annual Meeting, only the ratification of Tanner LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2016, is considered a routine matter. All of the other proposals presented at the Annual Meeting are non-routine matters. Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present, but have no effect on the outcome of the matters voted upon. Accordingly, we encourage you to provide voting instructions to your broker, whether or not you plan to attend the Annual Meeting.
Voting Instructions; Voting of Proxies
If you are a stockholder of record, you may:
•	vote in person — we will provide a ballot to stockholders who attend the Annual Meeting and wish to vote in person;
•	vote by phone or via the Internet — in order to do either, please follow the instructions shown on your Notice of Internet Availability or Proxy Card; or
•
vote by mail — if you request or receive a paper Proxy Card and voting instructions by mail, simply complete, sign and date the enclosed Proxy Card and return it before the Annual Meeting in the envelope provided.

Votes submitted through the Internet must be received by 11:59 p.m., Eastern Time, on September 14, 2016. Submitting your Proxy (whether by phone, through the Internet or, if you requested or received a paper Proxy Card, by mail) will not affect your right to vote in person should you decide to attend the Annual Meeting. If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct it how to vote your shares. For Proposal 1, you may either vote “FOR” each of the nominees to the board of directors, or you may “WITHHOLD” your vote with respect to any nominee you specify, or all nominees. For Proposals 2, 3, 5 and 6, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting. For Proposal 4, you may vote “ONE YEAR” or “TWO YEARS” or “THREE YEARS,” or “ABSTAIN” from voting. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.
All Proxies will be voted in accordance with the instructions specified on the Proxy. If you sign a physical Proxy Card and return it without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our board of directors stated above.
If you received a Notice of Internet Availability, please follow the instructions included on the notice on how to access your Proxy and vote through the Internet or by mail. If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described above) and will not be counted in determining the number of shares necessary for approval of the proposals. However, shares that constitute broker non-votes will be counted for the purpose of establishing a quorum for the Annual Meeting.
If you receive more than one Proxy Card or Notice of Internet Availability, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on each Notice of Internet Availability on how to access each Proxy Card and vote each Proxy Card through the Internet or by mail. If you requested or received paper proxy materials and you intend to vote by mail, please complete, sign and return each Proxy Card you received to ensure that all of your shares are voted.
Expenses of Soliciting Proxies
We will pay the expenses of soliciting Proxies. Following the original mailing of the soliciting materials, we and our agents may solicit Proxies by mail, email, telephone, facsimile, by other similar means, or in person. Our directors, officers and other employees, without additional compensation, may solicit Proxies personally or in writing, by telephone, email or otherwise. Following the original mailing of the soliciting materials, we will request brokers, custodians, nominees and other record holders to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of Proxies. In such cases, upon the request of the record holders, we will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials and/or vote through the Internet, you are responsible for any Internet access charges you may incur.
Revocability of Proxies
A stockholder of record who has given a Proxy may revoke it at any time before it is exercised at the Annual Meeting by:
•	delivering to our Corporate Secretary (by any means, including facsimile) a written notice stating that the Proxy is revoked;
•	signing and delivering a Proxy bearing a later date;
•	voting again through the Internet or by telephone; or
•	attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a Proxy).
Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to revoke a proxy, you must contact that organization to revoke any prior voting instructions.
Electronic Access to the Proxy Materials
The Notice of Internet Availability will provide you with instructions regarding how to:
•	view our Proxy materials for the Annual Meeting through the Internet; and
•	instruct us to send our future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will reduce the impact of our annual meetings of stockholders on the environment and lower the costs of printing and distributing our proxy materials. If you choose to receive future proxy materials by email, you will receive an email prior to the next meeting with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.
Voting Results
Voting results will be tabulated and certified by the inspector of elections appointed for the Annual Meeting. Preliminary results will be announced at the Annual Meeting.  Final results will be published in a Current Report on Form 8-K to be filed with the SEC within four business days of the Annual Meeting.
CORPORATE GOVERNANCE
We are strongly committed to good corporate governance practices. These practices provide an important framework within which our board of directors and management can pursue our strategic objectives for the benefit of our stockholders.
Board Responsibilities and Leadership Structure
The board of directors is responsible for the management and direction of the Company and for establishing broad corporate policies. The board of directors meets periodically during our fiscal year to review significant developments affecting the Company and to act on matters requiring board of directors’ approval.
The positions of Chairperson and Chief Executive Officer are filled by the same person, Ed Marshall. Our board of directors believes that the current board structure, which includes a majority of independent directors, provides effective independent oversight of management.  Independent directors and management sometimes have different perspectives and roles in strategy development. Our independent directors bring experience, oversight and expertise from outside the Company, while Mr. Marshall brings Company-specific experience and expertise. Our board of directors believes that Mr. Marshall’s combined role enables strong leadership, creates clear accountability and enhances our ability to communicate our message and strategy clearly and consistently to stockholders.
Code of Ethics
We have adopted a formal, written code of conduct (“Code of Ethics”) within the specific guidelines promulgated by the SEC. This document can be found on our website at http://medizoneint.com. The Code of Ethics applies to our executive officers, as well as all employees and consultants. We have communicated the high level of ethical conduct expected from all of our employees, including our officers and our consultants. We will disclose any changes or amendments to or waivers from the Code of Ethics applicable to the NEOs by posting such changes or waivers to our website.
Risk Oversight and Management
Our board of directors is actively involved in the oversight and management of the material risks that could affect the Company.  Historically, our board of directors has carried out its risk oversight and management responsibilities by monitoring risk directly as a full board. The board’s direct role in our risk management process includes receiving regular reports from our executive officers and other members of senior management on areas of material risk to the Company, including operational, strategic, financial, legal and regulatory risks.
With the formation of an Audit Committee and a Compensation Committee in January 2015, the board delegated the oversight and management of certain risks to these committees. The Audit Committee is responsible for the oversight of Company risks relating to accounting matters, financial reporting and related-party transactions. To satisfy these oversight responsibilities, the Audit Committee meets regularly with and receives reports from the Company’s Chief Financial Officer and the Company’s independent registered public accounting firm.  The Compensation Committee is responsible for the oversight of risk relating to the Company’s compensation and benefits programs. To satisfy these oversight responsibilities, the Compensation Committee meets regularly with and receives reports from the Company’s Chief Executive Officer and Chief Financial Officer to understand the financial, human resources and stockholder implications of compensation and benefits decisions.

Certain Relationships and Related Party Transactions
Transactions with Related Parties.  We owe accrued and unpaid compensation to our Chairman and Chief Executive Officer for periods prior to December 31, 2009.  We also owe accrued and unpaid compensation for those prior periods to former officers, including Mr. Marshall’s wife, Dr. Jill Marshall. See “Executive Compensation.”  Except as disclosed herein, we have not entered into any other transactions with related persons during the last two completed fiscal years that resulted in indebtedness or otherwise involved amounts in excess of the lesser of $120,000 or one percent of the average of our total assets as of year-end for the last two years.
Our board of directors adopted a related person transactions policy providing that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of our common stock and any member of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a material related person transaction with us without the review and approval of our Audit Committee, or a committee composed solely of independent directors in the event it is inappropriate for our Audit Committee to review such transaction due to a conflict of interest. The policy provides that any request for us to enter into a transaction with a related party in which the amount involved exceeds $120,000 will be presented to our Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee will consider the facts and circumstances available and deemed relevant to the Audit Committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, and the extent of the related person’s interest in the transaction.
Other than the compensation arrangements, including employment, termination of employment and change in control arrangements and indemnification arrangements, discussed in the section entitled “Executive Compensation,” since January 1, 2015, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeds $120,000 and in which any related party had or will have a direct or indirect material interest.
Director Independence
The NASDAQ Stock Markets (“NASDAQ”) and New York Stock Exchange (“NYSE”) have established rules and regulations which generally require companies listed on these exchanges to have a board of directors with a majority of independent directors.  Our common stock is currently traded on the OTCQB, which does not impose standards relating to director independence or the composition of committees with independent directors, or provide definitions of independence.  However, our board has determined that a majority of the members of the board of directors are independent under NASDAQ Marketplace Rules.
To assist the board in making its determination regarding director independence, the board has adopted independence standards that conform to the independence requirements of the NASDAQ Stock Market. In addition to evaluating each director’s independence, the board considers all relevant facts and circumstances in making its independence determination. We assess director independence on an annual basis. The board has determined, after careful review, that Mr. Esposito, Mr. Caponi and Mr. Hoyt are independent based on the rules of the NASDAQ Stock Market and applicable regulations of the SEC.  In particular, the board noted that each of these directors (i) is not an officer or employee of the Company, and (ii) has no direct or indirect relationship with the Company that would interfere with the exercise of his independent judgment in carrying out his responsibilities as a director.  As a result, the board of directors has determined that we have a majority of independent directors.
The board also has determined that each independent director also qualifies as “independent” as the term is used in Item 407 of Regulation S-K as promulgated by the SEC, and as that term is defined under NASDAQ Rule 4200(a)(15).  In addition, each member of the Audit Committee is independent as required under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Communication with Directors
Stockholders and interested parties who wish to communicate with our board of directors, non-management members of our board of directors as a group, a committee of the board of directors or a specific member of our board of directors may do so by letters addressed to the attention of our Corporate Secretary. The address for these communications is: c/o Medizone International, Inc., 4000 Bridgeway, Suite 401, Sausalito, California 94965, Attn: Corporate Secretary.
All communications are reviewed by the Corporate Secretary and provided to the members of the board of directors, provided that sales materials; abusive, threatening or otherwise inappropriate materials; and other routine items and items unrelated to the duties and responsibilities of the board of directors, will not be provided to directors.

Internet Availability of Corporate Governance Documents
Certain corporate governance documents of the Company, including the Company’s Code of Ethics, are available on our website at www.medizoneint.com.

BOARD OF DIRECTORS
Board and Committee Meetings and Attendance
The board of directors meets periodically during the Company’s fiscal year to review significant developments affecting the Company and to act on matters requiring board of directors’ approval. The board of directors held seven meetings during the fiscal year ended December 31, 2015, the Audit Committee held three meetings during the fiscal year, and the Compensation Committee held one meeting during 2015. During the year 2015, each member of the board of directors participated in all meetings of the board of directors and all meetings of committees on which such member served.
Committees of Our Board of Directors
Our board of directors has established an Audit Committee and a Compensation Committee. The composition and responsibilities of each committee are described below. Members serve on these committees until their resignations or until otherwise determined by our board of directors.  We do not have a standing Nominating and Corporate Governance Committee.
Audit Committee
The Audit Committee of the board of directors has been established as required by Section 3(a) of the Exchange Act.  Members of the Audit Committee are Mr. Esposito (Chairman), Mr. Hoyt and Mr. Caponi.  The board has determined that Mr. Caponi is an “audit committee financial expert,” as defined by the applicable regulations promulgated by the SEC under the Exchange Act. The board also believes that each member of the Audit Committee meets Exchange Act requirements regarding financial literacy.  The Audit Committee’s responsibilities include: (i) appointing the independent registered public accounting firm of the Company, (ii) reviewing, approving and monitoring the scope and cost of any proposed audit and non-audit services that are provided by, as well as the qualifications and independence of, the independent registered public accounting firm, (iii) reviewing and monitoring with the independent registered public accounting firm, and any internal audit staff, the results of audits, any recommendations from the independent registered public accounting firm and the status of management’s actions for implementing such recommendations, as well as the quality and adequacy of our internal financial controls and any internal audit staff, and (iv) reviewing and monitoring our annual and quarterly financial statements and the status of material pending litigation and regulatory proceedings.
The Audit Committee operates under a written charter that was adopted by our board of directors and satisfies the applicable standards of the SEC.
Compensation Committee
The Compensation Committee of the board of directors includes as members Mr. Caponi (Chairman), Mr. Hoyt and Mr. Esposito.  All members of the Compensation Committee are outside directors as defined by Rule 162(m) of the Internal Revenue Code and are non-employee directors as defined by the applicable regulations promulgated by the SEC under the Exchange Act.  The Compensation Committee’s responsibilities include: (i) reviewing and recommending to the full board of directors the salaries, bonuses, and other forms of compensation and benefit plans for management and (ii) administering our equity compensation plans.  The duties of the Compensation Committee as the administrator of those plans include, but are not limited to, determining those persons who are eligible to receive awards, establishing terms of all awards, authorizing officers of the Company to execute grants of awards, and interpreting the provisions of the equity compensation plans and grants that are made under those plans.
The Compensation Committee operates under a written charter that was adopted by our board of directors and satisfies the applicable standards of the SEC.
Board Attendance at Annual Stockholders’ Meeting
Our policy is to invite and encourage each member of our board of directors to be present at our annual meetings of stockholders in person or by phone.

Director Compensation
The following table summarizes the compensation paid during the year ended December 31, 2015, to our directors.  During 2015, there was no cash compensation paid to our directors.  We made no stock awards and we paid no non-equity incentive plan compensation, nonqualified deferred compensation earnings, or other compensation to the directors; those columns are therefore omitted from the table.

Name (a)	Option awards (d)
Daniel D. Hoyt (1)	$113,640
David A. Esposito (2)	$56,820
Vincent C. Caponi (3)	$56,820
_____________
(1)	As of December 31, 2015 and 2014, Mr. Hoyt had vested options for the purchase of 2,750,000 and 1,250,000 shares, respectively.
(2)	As of December 31, 2015 and 2014, Mr. Esposito had vested options for the purchase of 1,000,000 and 750,000 shares, respectively. Does not include additional unvested options for the purchase of 1,000,000 shares of common stock granted February 26, 2014.
(3)	As of December 31, 2015 and 2014, Mr. Caponi had vested options for the purchase of 1,750,000 and 0 shares, respectively.
In August 2015, in lieu of other compensation, the directors, as a group, were awarded stock options for the purchase of 6,000,000 shares of common stock, exercisable at a price of $0.0877 per share, which was the closing price of the Company’s common stock reported on the OTCQB on August 18, 2015, the date of grant.  The members of the board of directors had not previously been compensated for their service since 2014.  The amount indicated in column (d) represents the fair value of these options on the date of grant for Mr. Hoyt, Mr. Esposito and Mr. Caponi. Options granted to Mr. Marshall and Dr. Shannon for service as directors are included in the Summary Compensation Table on page 11 of this Proxy Statement.
PROPOSAL 1
ELECTION OF DIRECTORS
Our board of directors consists of five directors with each director serving a one year term of office and until his successor is duly elected and qualified or until such director’s death, resignation or removal.  Our board of directors proposes that each of Vincent C. Caponi, David A. Esposito, Daniel D. Hoyt, Edwin G. Marshall and Michael E. Shannon, each of whom is currently serving as a director, be elected as a director for a one-year term expiring at the 2017 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation or removal.
Directors are elected by a plurality of the votes cast (meaning that the five director nominees who receive the highest number of shares voted “for” their election are elected). With respect to the election of directors, you may vote “for” or “withhold” authority to vote for each of the nominees for the Board.  “Withhold” votes and broker non-votes are not considered votes cast and will have no effect on the election of the nominees.
Shares represented by proxies will be voted “FOR” the election of each of the five nominees named above, unless the Proxy Card is marked to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the Proxies may be voted for such substitute nominee as the Proxy holder might determine. Each nominee has consented to being named in this Proxy Statement and to serve if elected. Proxies may not be voted for more than five directors. Stockholders may not cumulate votes in the election of directors.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ELECTION OF EACH
OF THE FIVE NOMINATED DIRECTORS.

DIRECTOR BIOGRAPHIES
The nominees for director and their ages as of August 5, 2016 are provided in the table below. Additional biographical information for each director nominee is set forth below the table.

Name	Age	Position
Edwin G. Marshall	74	Chairman of the Board, Chief Executive Officer
Michael E. Shannon	69	Director, President, and Director of Medical Affairs, President of Canadian Foundation for Global Health
Daniel D. Hoyt	77	Director
David A. Esposito	48	Director
Vincent C. Caponi	65	Director
Vincent C. Caponi became a director in October 2014.  Mr. Caponi currently serves as a Senior Vice President of Ascension Health. Until July 2013, Mr. Caponi served as the Chief Executive Officer of St. Vincent Health. He grew the St. Vincent Health ministry to a 22-hospital system serving central and southern Indiana. St. Vincent Health is one of Indiana’s largest employers.  Ascension Health of St. Louis, Missouri – the sponsor of St. Vincent Health – is the nation’s largest Catholic non-profit health system with 130 hospitals located in eight states.  Mr Caponi is the former Executive Board Chair for St. Vincent Health (2013-2015) and Executive Board Chair for Ascension Texas (2014-2016).  Mr. Caponi now serves as the special representative for Ascension Health in the Cayman Islands at Health City Cayman Island hospital, a joint venture between Ascension Health and Narayana Health, India.  In the first quarter of 2016 Mr. Caponi served as the Interim CEO for Ascension Wisconsin and now is a special advisor for that ministry. Mr. Caponi is the Chairman of our Compensation Committee and serves on our Audit Committee. Our board believes that Mr. Caponi’s extensive executive experience in the healthcare industry qualifies him to serve on our board.
David A. Esposito became a director in February 2014.  Mr. Esposito is the President and CEO of Armune BioScience, Inc., an early stage medical diagnostics company focused on developing and commercializing unique technology for diagnostic and prognostic tests for prostate, lung, and breast cancers.  From 2011 to 2013, Mr. Esposito was Vice President, Commercial Operations, at Thermo Fisher Scientific.  Before joining Thermo Fisher Scientific, he was President and General Manager of Phadia US Inc., a specialty diagnostics company, from 2009 until its acquisition by Thermo Fisher Scientific in 2011.  He was employed in various positions by Merck & Co., Inc. from 1996 to 2009, including stints as Executive Director of the Respiratory Marketing Team (2006-2007), New Commercial Model (2007-2008), and US Commercial Strategy (2008-2009).  He was a combat infantry officer (Lt., US Army Infantry, 101st Airborne Division) from 1990-1993 and served in Operation Desert Storm in 1991, where he was awarded the Bronze Star Medal for combat action in Iraq. He received a BS degree in civil engineering at the United States Military Academy (West Point), and an MBA from Syracuse University.  He also completed an executive education program, Competitive Marketing Strategy Program, at The Wharton School (University of Pennsylvania). Mr. Esposito chairs our Audit Committee and is a member of the Compensation Committee.  Our board believes that Mr. Esposito’s experience in the medical device and diagnostics markets and his extensive executive and finance experience with public and private companies qualify him to serve on our board.
Daniel D. Hoyt became a director in January 2002. Mr. Hoyt is a graduate of the University of Indiana, where he received a Bachelor of Science degree in Business Administration. Over the past 38 years, he has become a recognized leader in the life insurance industry, working as a career agent for American United Life Insurance Company. Mr. Hoyt’s clients have ranged from large public companies to small private businesses. In recent years he has spent most of his time in public speaking and relationship building in the insurance industry. His previous work experience includes seven years with Merrill Lynch as well as serving as the Chief Executive for the Chamber of Commerce in three Indiana communities.  He owned and operated an ozone based distribution company involved in the elimination of odors and other environmental issues during the 1990’s. From June 1996 until June 2010, Mr. Hoyt was the Chairman of the Board of Biological Systems, Inc., a privately held corporation involved with bio-cleansing remediation systems for animal fats and oil-based materials.  He also serves on the Development Board of the Indiana University Simon Cancer Center (since January 2000) and is the immediate past Chair of the Board of the St. Vincent Hospital Foundation in Indianapolis, Indiana. Mr. Hoyt serves on our Audit and Compensation Committees.  The board of directors believes that Mr. Hoyt is qualified to serve on our board given his business experience.

Edwin G. Marshall became Chairman of the Board in June 1997. He was appointed Chief Executive Officer in April 1998.  Mr. Marshall attended the College of Marin, with a double major in business and fire science. From 1964 to 1978, Mr. Marshall worked in the fire service in a city with a major chemical industrial complex, leaving with the rank of Captain. He then pursued various business interests including ownership of a real estate brokerage firm and part-ownership of a number of other small businesses in other fields.  He has been a private investor in real estate, precious metals, and stocks since 1973.  Mr. Marshall serves both as our Chairman and as our Chief Executive Officer. The board of directors has determined that it is most efficient at this time for Mr. Marshall to serve as both Chairman and Chief Executive Officer of the Company.  Mr. Marshall’s long history with the Company, including his direction moving the focus of the Company from its early emphasis on blood purification to development of patented hospital disinfection and related technologies, qualify him to serve on our board.
Dr. Michael E. Shannon M.A., M.Sc., M.D., became a director on August 18, 2008 and President of the Company in 2011.  He also serves as Director of Medical Affairs since 2002 and in October 2008 was appointed President of the Canadian Foundation for Global Health, or CFGH, a not-for-profit association founded by the Company.  Dr. Shannon received his medical degree from Queen’s University in Canada, which included advanced training in surgery and sports medicine. He also holds post-graduate degrees in neurochemistry and physiology. He has been actively engaged in applied medical research within these areas for over 28 years. He served in the Canadian Forces for 31 years, retiring at the rank of Commodore (Brigadier General equivalent) as Deputy Surgeon General for Canada. During the first Gulf War, Dr. Shannon served as the senior medical liaison officer for all of the Canadian forces. In 1996 he assumed responsibilities within Health Canada for re-organizing the Canadian blood system. Working with both the provincial and federal governments, he oversaw the development of a new corporate entity dedicated exclusively to the management of blood services in Canada.  He was then appointed Director General for the Laboratory Centre for Disease Control, a position he held for three years. In December 2000, Dr. Shannon left the Canadian federal government to pursue a new career in industry. In that capacity, he simultaneously directed a phase III clinical trial in Canada, the United States and Great Britain for an artificial blood substitute product. Following completion of that work, he was asked to accept a special assignment with the Canadian Federal Government Auditor General’s office to conduct a cost benefit analysis of all government sponsored pharmacare programs and make recommendations directly to the Parliament of Canada. His assignment and presentation to Parliament was completed in November 2004. Dr. Shannon then served on a special assignment to the Canadian Public Health Agency (Centers for Disease Control equivalent in the United States) as Senior Medical Advisor. His responsibility was to direct the rebuilding of the Emergency Medical Response Capacity for Canada. In this regard and under his direction, the largest emergency medical response exercise in the history of the country, involving the overnight construction of a mobile hospital, hundreds of doctors and thousands of patients, was successfully held in Toronto in December 2007.  Dr. Shannon has been actively engaged in medical bio-oxidative (O3) based research since 1987 and was directly responsible for the first human clinical trial to have ever been approved in North America which examined the efficacy of O3 delivered via minor autohemotherapy in the treatment of AIDS. He was also responsible for several primate studies utilizing O3 involving scientists from various departments within the Canadian Federal Government, as well as senior investigators from the Company and Cornell University.  Dr. Shannon’s extensive experience in the medical field, as well as in regulatory and governmental relations and research, qualify him to serve on our board.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of July 18, 2016, by:
•	each stockholder known by us to be the beneficial owner of more than 5% of our common stock;
•	each of our directors or director nominees;
•	each of our NEOs; and
•	all of our current directors and executive officers as a group.
We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares of common stock that they beneficially owned, subject to applicable community property laws.

Applicable percentage ownership is based on 369,934,068 shares of common stock outstanding as of July 18, 2016. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of common stock subject to options held by that person or entity that are currently exercisable or subject to settlement or that will become exercisable or subject to settlement within 60 days of July 18, 2016. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Medizone International, Inc., 4000 Bridgeway, Suite 401, Sausalito, California 94965.

Title of class	Name of beneficial owner	Amount and nature of beneficial ownership	Percentage of class
Common Stock	Edwin G. Marshall, Director and Chief Executive Officer (1)	16,057,597	4.3%
Common Stock	Michael E. Shannon, Director and President (2)	6,239,000	1.7%
Common Stock	Daniel D. Hoyt, Director (3)	11,251,988	3.0%
Common Stock	David A. Esposito, Director (4)	4,190,000	1.1%
Common Stock	Vincent C. Caponi, Director (5)	1,750,000	*
Common Stock	Boyd G. Evans, Chief Financial Officer (6)	150,000	*
Common Stock	All Officers and Directors As a Group (6 persons) (7)	39,638,585	10.7%
 ___________
* Less than one percent of the issued and outstanding common stock.
(1)	Amount indicated includes (i) 2,670,000 shares owned of record by Mr. Marshall’s wife, (ii) 9,759,729 shares owned directly by Mr. Marshall, and (iii) 52,868 shares held by Mr. and Mrs. Marshall as joint tenants. Also includes 3,575,000 shares subject to purchase under options that have vested, which are held in the names of Mr. Marshall (for 2,750,000 shares) and his wife, Dr. Jill Marshall (for 825,000 shares).
(2)	Includes 2,489,000 shares owned of record and 3,750,000 shares subject to purchase under options that have vested.
(3)	Includes 8,501,988 shares owned directly by Mr. Hoyt and 2,750,000 shares subject to purchase under options that have vested.
(4)	Includes 2,440,000 shares owned of record and 1,750,000 shares subject to purchase under options that have vested. Does not include additional unvested options for the purchase of 1,000,000 shares of common stock granted February 26, 2014.
(5)	Includes 1,750,000 shares subject to purchase under options that have vested.
(6)	Options to purchase 150,000 shares of common stock that have vested.
(7)	Based on a total of 369,934,068 shares outstanding as of the Table Date, plus 19,890,000 shares that may be issued upon the exercise of options that have vested, totaling 389,824,068 shares.
EXECUTIVE OFFICER BIOGRAPHIES
The names of our executive officers, their ages as of August 5, 2016, and their positions are shown below.
Name	Age	Position
Edwin G. Marshall	74	Chairman of the Board, Chief Executive Officer
Michael E. Shannon	68	Director, President, and Director of Medical Affairs, President of CFGH
Boyd G. Evans	41	Chief Financial Officer

The board of directors chooses executive officers, who serve at the discretion of our board. There is no family relationship between any of the directors or executive officers and any other director or executive officer of the Company.
Each of Messrs. Marshall’s and Shannon’s biographies is included in the section entitled “Director Biographies.” Effective April 30, 2016, we hired Boyd G. Evans as our Chief Financial Officer.
Mr. Evans, age 41, served as the VP of Finance and Business Systems of BioFire Defense, LLC (“BioFire”), a leader in the molecular diagnostics market and a wholly owned subsidiary of bioMérieux SA, from January 2014 to December 2015. Prior to his position at BioFire, Mr. Evans served as the controller for BioFire Diagnostics for over 12 years. During his tenure at the BioFire entities, Mr. Evans managed all areas of financial reporting, accounting, and internal controls, and facilitated the proposal, award, and execution of over $350 million in government contracts and grants.
EXECUTIVE COMPENSATION
The following table summarizes information concerning the compensation of our Chief Executive Officer (principal executive officer) during the years ended December 31, 2015 and 2014, and our two other highest paid executive officers for services rendered in all capacities (with the principal executive officer collectively, the “NEOs”) who were serving in such capacities as of December 31, 2015.
Summary Compensation Table

Name and principal position	Year	Salary	Option Awards	Total
(a)	(b)	(c)	(e)	(f)

Edwin G. Marshall (1) (2)	2015	$195,000	$113,640	$308,640
Chairman and Chief Executive Officer	2014	$195,000	$35,784	$230,784

Michael E. Shannon (3)	2015	$190,187	$113,640	$303,827
Director of Medical Affairs	2014	$213,311	$149,853	$363,164

Thomas (“Tommy”) E. Auger (4)	2015	$60,000	$26,516	$86,516
Chief Financial Officer	2014	$60,000	$14,314	$74,314
(1)	No stock awards were made during these periods and therefore Column (d) is omitted from this table. Amount in column (e) represents the fair value on the date of grant of compensation paid Mr. Marshall in the form of stock options granted as compensation for Mr. Marshall’s service as a member of our board of directors (see “Director Compensation” at page 7, above). Cash payments of salary made to Dr. Jill Marshall (Mr. Marshall’s wife), an employee of the Company, were $82,000 in 2015 and 2014, respectively, and are not included in the table.
(2)	Not included in the table are aggregate accrued and unpaid wages owed Mr. Marshall as of December 31, 2015 for periods prior to 2009, totaling $1,065,189. Not included in the table are aggregated accrued and unpaid wages and consulting fees owed as of December 31, 2015 to Dr. Jill Marshall for periods prior to 2009, totaling $441,583. See discussion below regarding notes for the payment of these amounts.
(3)	Dr. Shannon is President of Medizone and of CFGH, and serves as the Director of Medical Affairs and President of the Company. His salary (column (c)) is paid by CFGH in Canadian dollars. Base salary is CD$240,000 per year. The above amounts have been converted to U.S. dollars using the average exchange rate between the Canadian and the U.S. dollar for each year. The average exchange rates for 2015 and 2014 were 0.7924465 and 0.8887995, respectively. Column (e) represents the fair value on the date of grant of compensation paid to Dr. Shannon in the form of stock options granted as compensation for Dr. Shannon’s service as a member of our board of directors (see “Director Compensation”). Not included in the table are accrued and unpaid consulting fees owed to Dr. Shannon for periods prior to 2011, which totaled $111,109 as of December 31, 2015. See discussion below regarding the note for payment of these amounts.
(4)	Mr. Auger became our Chief Financial Officer on December 30, 2010. Mr. Auger’s services were provided to the Company under a consulting agreement, which terminated effective April 30, 2016. The annual fee paid to Mr. Auger was $60,000 in both 2015 and 2014. Column (e) represents the fair value on the grant date for options granted by the Company.

We entered into an employment agreement with Boyd G. Evans on April 30, 2016 when he joined us as our Chief Financial Officer.  The agreement is subject to termination at the discretion of either party. Mr. Evans is paid an annual salary of $60,000.  On May 19, 2016, Mr. Evans was granted options subject to vesting for the purchase of 150,000 shares of common stock at a purchase price of $0.05 per share, which was the closing price of our common stock on the date of grant.
On July 6, 2016, we entered into employment agreements with our Chief Executive Officer, Edwin G. Marshall, and with Dr. Jill Marshall, our Director of Operations. Dr. Marshall is the wife of Mr. Marshall. The agreements were approved by our Compensation Committee and memorialize the current compensation levels paid to these employees. In summary, the agreements provide as follows:

·	The term of employment in each case is “at will”, meaning the employment of either employee may be terminated at any time with or without cause by the Company upon 30 days’ notice.
·
Compensation payable is in the form of an annual base salary paid in monthly payments through the payroll of the Company.  Mr. Marshall’s annual salary remains at $195,000 per annum and Dr. Marshall’s annual salary remains at $82,000 per annum, in each instance at the levels of base salary paid prior to execution of the agreements.

·
Each agreement contains restrictive covenants regarding the use of confidential information and the non-solicitation of employees of the Company, as well as representations and warranties that are customary in such agreements.

·
Each agreement contains provisions regarding vacation, reimbursement or payment of business expenses incurred in the performance of the employee’s duties, and medical and health insurance and other employee benefits paid by the Company.

·	Mr. Marshall’s agreement also provides for certain payments in the event of disability.

In connection with the execution of the employment agreements, we also made promissory notes payable to Mr. Marshall, Dr. Marshall and Dr. Michael Shannon, providing for the payment of accrued and unpaid compensation owed to each of these officers as described in the notes to the Summary Compensation Table above. The promissory notes were approved by the Compensation Committee. Payment of the amounts owing under these notes is due according to their terms upon the earlier to occur of (a) a change in control of the Company (as defined in the note), (b) the executive’s death or (c) the executive’s disability as defined in the note or in the respective executive’s written employment agreement. In addition, in the case of the notes payable to Mr. Marshall and to Dr. Marshall, payment of the notes is triggered by or the Company’s failure to pay the executive’s base salary in accordance with the terms and conditions of the executive’s employment agreement, because of disability. Amounts accrued for unpaid compensation have been reported by the Company on its audited financial statements since the dates the expenses were incurred. The amounts owed under these notes are as follows:
·	To Mr. Marshall, $1,065,189.00;
·	To Dr. Marshall, $444,583; and
·	To Dr. Shannon, $111,109.
The compensation of our executive officers is set by the Compensation Committee of our board of directors. As a smaller reporting company, we are not required to provide a Compensation Discussion and Analysis and certain additional disclosure tables and associated footnotes required of larger reporting companies. Included for the first time in our Proxy Statement are an advisory vote on NEO compensation (Proposal 3) and an advisory vote on the frequency of future say-on-pay votes (Proposal 4).

Outstanding Equity Awards as of Fiscal Year-End 2015
The following table summarizes the outstanding equity awards held by our NEOs as of December 31, 2015:
	Option Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
(a)	(b)	(c)	(d)	(e)	(f)

Edwin G. Marshall
Principal Executive Officer	1,000,000	-	-	$0.23	2/21/17
	250,000	-	-	$0.163	4/30/19
	1,500,000	-	-	$0.087	8/18/20

Michael E. Shannon
President	1,000,000	-	-	$0.23	2/21/17
	250,000	-	-	$0.163	4/30/19
	1,000,000	-	-	$0.13	8/15/19
	1,500,000	-	-	$0.087	8/18/20

Thomas (“Tommy”) E. Auger
Principal Accounting and Financial Officer	150,000	-	-	$0.14	3/17/16
	250,000	-	-	$0.23	2/21/17
	100,000	-	-	$0.163	4/30/19
	350,000	-	-	$0.087	8/18/20
RISK ASSESSMENT OF COMPENSATION PROGRAMS
Our Compensation Committee, together with management, assesses and considers potential risks when reviewing and approving our compensation programs. Our Compensation Committee believes that any risks arising from our compensation programs are not reasonably likely to have a material adverse effect on us.
PROPOSAL 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee selected Tanner LLC as our principal independent registered public accounting firm to perform the audit of our consolidated financial statements for the year ending December 31, 2016.  As a matter of good corporate governance, our Audit Committee has decided to submit its selection of the Company’s principal independent registered public accounting firm to our stockholders for ratification. In the event that Tanner LLC is not ratified by our stockholders, the Audit Committee will review its future selection of Tanner LLC as our principal independent registered public accounting firm.
Tanner LLC audited our financial statements for the years ended December 31, 2015 and 2014. Representatives of Tanner LLC are expected to be present at the Annual Meeting, in which case they will be given an opportunity to make a statement at the Annual Meeting if they desire to do so, and will be available to respond to appropriate questions.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL 2.
PRINCIPAL ACCOUNTANT FEES AND SERVICES
We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our Audit Committee annually. In accordance with standard policy, Tanner LLC periodically rotates the individuals who are responsible for our audit. In the years ending December 31, 2015 and 2014, there were no other professional services provided by Tanner LLC.

Tanner performed services consisting of the audit of the annual consolidated financial statements of the Company and its affiliate for 2015 and 2014.  Tanner did not perform any financial information systems design and implementation services for the Company.
The following table summarizes the audit fees (which include quarterly reviews and periodic filings) paid to Tanner LLC for the years ended December 31, 2015 and 2014.  The table also includes tax compliance fees paid to Tanner LLC for the years indicated.

	Years Ended December 31,
	2015	2014
Audit Fees	$28,147	$27,917
Audit Related Fees	2,800	-
Tax Fees	2,300	2,375
All Other Fees		-
Total Fees	$33,247	$30,292
Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval and the fees for the services performed to date. All of the services relating to the fees described in the table above were approved by our Audit Committee or, prior to the formation of the Audit Committee in January 2015, by the full board of directors.
Independence
Tanner LLC has advised us that it has no direct or indirect financial interest in the Company or its affiliate and that it has had, during the last three years, no connection with the Company or its affiliate, other than as the Company’s independent registered public accounting firm or in connection with certain other activities, as described below.
REPORT OF THE AUDIT COMMITTEE
The information contained in the following report of our Audit Committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Exchange Act or the Securities Act unless and only to the extent that we specifically incorporate it by reference.
The Audit Committee has reviewed and discussed with our management and Tanner LLC our audited consolidated financial statements for the year ended December 31, 2015. The Audit Committee has also discussed with Tanner LLC the matters required to be discussed by SAS No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.
The Audit Committee has received and reviewed the written disclosures and the letter from Tanner LLC required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with Tanner LLC its independence from us.
Based on the review and discussions referred to above, the Audit Committee recommended to the board of directors that the audited consolidated financial statements be included in our annual report on Form 10-K for the year ended December 31, 2015 for filing with the Securities and Exchange Commission.
Submitted by the Audit Committee
David A. Esposito, Chair
Vincent C. Caponi
Daniel D. Hoyt

PROPOSAL 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION
In accordance with the rules of the SEC, we are providing our stockholders with an opportunity to approve, on a non-binding and advisory basis, the compensation of our NEOs. This non-binding advisory vote is commonly referred to as a “say-on-pay” vote.
Prior to submitting their votes, our stockholders are urged to read the section of this proxy statement entitled “Executive Compensation,” which discusses our executive compensation tabular information and contains a narrative discussion about the compensation of our NEOs.
Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), and Section 14A of the Exchange Act, stockholders have an opportunity to cast an advisory, non-binding vote on the compensation program for our NEOs, as described in this Proxy Statement. This proposal, commonly known as a “Say-on-Pay” proposal, is designed to give stockholders the opportunity to endorse or not endorse our executive compensation policies and amounts paid. Our executive compensation program is designed to align our executive officers’ interests with the drivers of stockholder returns and profitable growth, and to support achievement of our primary business goals.
Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that our stockholders approve, on a non-binding advisory basis, the compensation of the NEOs, as disclosed in the proxy statement pursuant to Item 402 of Regulation S-K, including the compensation tables, and narrative discussion, and the other related disclosure.”
The Compensation Committee believes that our executive compensation program has been implemented in a manner consistent with and achieves the goals of our executive compensation philosophy as described in this Proxy Statement.
Advisory Nature of Vote.
This vote on executive compensation is advisory in nature and is not binding on, and does not overrule, any decisions of the board of directors, nor will it create or imply any additional fiduciary duties on the board of directors. In the event that a majority of the votes cast is against the executive compensation program as described in this Proxy Statement, the Compensation Committee will consider the vote when evaluating decisions on executive compensation in the coming year. Any Proxy received that does not include instructions with respect to this Proposal 3 will be voted in accordance with the board’s recommendation. Any votes that are withheld and any broker non-votes will not be included in determining the number of votes cast.
The non-binding advisory vote on the compensation program for our NEOs, as disclosed in this proxy statement, will be determined by the vote of a majority of the voting power of the shares present or represented at the Annual Meeting and voting affirmatively or negatively on the proposal.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL 3.
PROPOSAL 4
ADVISORY VOTE ON THE FREQUENCY OF
FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION
In accordance with Section 14A of the Exchange Act and Section 951 of the Dodd-Frank Act, we are providing our stockholders the opportunity to cast an advisory vote on whether future non-binding advisory votes on the compensation of the Company’s NEOs should occur every one, two or three years. The board recommends that stockholders vote to hold an advisory vote on executive compensation every THREE years, or a triennial vote.
You may cast your vote by choosing one year, two years or three years or you may abstain from voting when you vote for the resolution set forth below.
“RESOLVED, that the highest number of votes cast by our stockholders for the following options shall be the preferred frequency with which Medizone International, Inc. is to hold an advisory vote on the approval of the compensation of its named executive officers included in the proxy statement: (a) yearly or (b) every two years or (c) every three years.”

After careful consideration, the board believes that a triennial advisory vote complements our goal to create a compensation program that enhances long-term stockholder value. Our executive compensation program is designed to motivate executives to achieve short-term and long-term corporate goals that enhance stockholder value. A triennial vote will provide stockholders the ability to compare our compensation program to the long-term performance of the Company. The Compensation Committee would also benefit from this longer time period between advisory votes. Three years will give the Compensation Committee sufficient time to fully analyze the Company’s compensation program (as compared to the performance of the Company over that same period) and to implement necessary changes. The board believes anything less than a triennial vote will detract from the long-term interests and goals of the Company.
Stockholders will be able to specify one of four choices for this proposal on the Proxy Card: three years, two years, one year or abstain. Stockholders are not voting to approve or disapprove the board’s recommendation. This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the board of directors. Notwithstanding the board’s recommendation and the outcome of the stockholder vote, the board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.
Vote Required
Generally, approval of any matter presented to stockholders requires a majority of the votes cast. However, because this vote is advisory and non-binding, if none of the frequency options receive a majority of the votes cast, the option receiving the greatest number of votes will be considered the frequency recommended by the stockholders. Even though this vote will neither be binding on the Company or the board nor create or imply any change in the fiduciary duties of the board or the Compensation Committee, the board of directors will take into account the outcome of this vote in making a determination on the frequency at which advisory votes on executive compensation will be included in the Company’s future proxy statements.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE TO HOLD FUTURE ADVISORY VOTES
ON EXECUTIVE COMPENSATION EVERY THREE YEARS UNDER PROPOSAL 4.

EQUITY COMPENSATION PLAN INFORMATION
The following table presents information as of December 31, 2015 with respect to compensation plans under which shares of our common stock may be issued. The category “Equity compensation plans not approved by security holders” in the table below consists of the 2008 Equity Compensation Plan, the 2009 Incentive Stock Plan, the 2012 Equity Incentive Award Plan, and the 2014 Equity Incentive Plan (the “Prior Plans”).  Subject to and upon approval of the 2016 Plan in Proposal 6, the Company will make no additional equity awards under any of the Prior Plans.
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	0	0	0
Equity compensation plans not approved by security holders (1)	20,965,000	$0.20	4,935,000	(2)
Total	20,965,000	$0.20	4,935,000	(2)
(1)
Includes shares subject to awards granted or available for grant under consulting agreements as well as the Prior Plans: 2008 Equity Compensation Plan, 2009 Incentive Stock Plan, 2012 Equity Incentive Award Plan, and 2014 Equity Incentive Plan.

(2)	Subject to and upon approval of the 2016 Plan in Proposal 6, the Company will make no additional equity awards under any of the Prior Plans.

PROPOSAL 5
AMENDMENT OF OUR ARTICLES OF INCORPORATION
TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
TO 500 MILLION SHARES
The board of directors, subject to approval of our stockholders, has authorized an amendment (the “Amendment”) to our Articles of Incorporation to increase the number of authorized shares of common stock available for issuance from 395 million to 500 million shares. The additional common stock to be authorized by adoption of the Amendment would have, upon issuance, rights identical to our currently outstanding shares of common stock. The number of authorized shares of our preferred stock (“Preferred Stock”) will not be affected by the Amendment. The number of shares of our authorized Preferred Stock will be maintained at 50 million shares.  No shares of Preferred Stock have been issued or are outstanding as of the date of this Proxy Statement.
The Amendment provides that Article IV of the Company’s Articles of Incorporation will be amended to read as follows:
ARTICLE IV — CAPITAL STOCK
Classes of Stock. The Corporation is authorized to issue two classes of stock, to be designated, respectively, “Common Stock” and “Preferred Stock”. The total number of shares which the Corporation is authorized to issue is Five Hundred Fifty Million (550,000,000). Five Hundred Million (500,000,000) shares shall be Common Stock, par value $0.001 per share, and Fifty Million (50,000,000) shares shall be Preferred Stock, no par value per share, undesignated as to class, powers, designations, preferences, limitations, restrictions or relative rights. The board of directors of the Corporation is authorized to fix and determine any class or series of Preferred Stock and the number of shares of each class or series and to prescribe the powers, designations, preferences, limitations, restrictions and relative rights of any class or series established, all by resolution of the board of directors and in accordance with Section 78.1955 of the Nevada Revised Statutes, as the same may be amended and supplemented. All shares of stock issued by the Corporation shall be issued as fully paid up and nonassessable. Each share of Common Stock issued and outstanding shall entitle the holder thereof to one vote on all matters presented for a vote of the Stockholders of the Corporation.

A copy of the full text of the Amendment is attached to this Proxy Statement as Appendix A.
Purpose of the Amendment
We currently anticipate that additional cash will be needed to fund our activities through the next 18 months.  As we have yet to establish revenue from the sale of our AsepticSure system, we have funded our operations through the sale of our equity securities – to date, our common stock.  If we are unable to continue to use our common stock to raise funds, we will not have sufficient cash resources to, among other things, support our operations, fund our continuing AsepticSure development activities, and be in a position to pursue potential strategic alliances and other strategic opportunities. Of the 395 million shares of common stock authorized for issuance under our Articles of Incorporation, as of July 18, 2016, there are approximately 370 million shares issued and outstanding and approximately 21 million shares reserved for future issuance upon exercise of outstanding options and warrants, and approximately 10 million shares available for issuance. Based on the closing market price per share on July 14, 2016 ($0.055), under current market conditions, we expect that we might be able raise $230,000 from an offering of the remaining shares, which our board believes would not be sufficient to fund our activities beyond 2016 and would cause us to limit or slow the pace of our development activities, as well as efforts to identify and pursue potential strategic transactions and other opportunities.
The board of directors may establish one or more series of preferred stock and issue shares of such series in offerings to raise capital for operations.  The rights and preferences of such series of preferred stock may be set by the board of directors and may be subject to negotiation with investors or potential purchasers of such securities who may demand preferential voting, dividend, liquidation, redemption and other rights that are superior and potentially adverse to the rights of our common stockholders.  Our board would prefer have available a sufficient number of authorized shares of common stock for equity financing transactions.

Since our board believes that it is prudent to maintain a sufficient level of available capital stock to meet our foreseeable obligations and to have flexibility to respond to potential strategic opportunities, it has directed that we submit Proposal 5 to our stockholders for approval to increase the number of authorized shares of common stock from 395 million to 500 million.
Although there can be no assurance, such future activities could include engaging with the FDA and foreign regulatory authorities with respect to our regulatory strategy; development of a testing site plan for North America, Europe and South America; arranging for the manufacture of our AsepticSure system; completing the development and manufacture of a sufficient number of our next-generation systems; implementing training and processes for site logistics, distribution, and supply chain; and establishing distribution networks. Our board believes that developing a high degree of readiness to initiate or continue these activities will also better enable us to identify and enter into a potential strategic transaction. For this reason, it will be very important to have an adequate capital structure to provide the working capital needed to proceed. The Amendment is a critical element of our strategic and business planning.
Potential Effects of the Amendment
The Amendment will not alter the current number of issued shares or change the relative rights and limitations of the shares of common stock. However, because our stockholders have no preemptive rights to purchase or subscribe for any of our unissued common stock, the issuance of additional shares of common stock will reduce the current stockholders’ percentage ownership interest in the total outstanding shares of common stock. In the absence of a proportionate increase in our future earnings and book value, an increase in the number of our outstanding shares of common stock would dilute our projected future earnings per share, if any, and book value per share of all our outstanding shares of common stock. If these factors were reflected in the price per share of our common stock, the potential realizable value of a stockholder’s investment could be adversely affected. An issuance of additional shares could therefore have an effect on the potential realizable value of a stockholder’s investment.
The proposed increase in the authorized number of shares of common stock could have other effects on our stockholders, depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. An increase in our outstanding shares could potentially deter takeovers, including takeovers that our board has determined are not in the best interest of our stockholders, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover more difficult. For example, we could issue additional shares so as to dilute the stock ownership or voting rights of persons seeking to obtain control without our agreement. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal.
If Proposal 5 is not approved, we may be unable to enter into transactions that require the issuance of common stock, which could include strategic alliances, collaboration arrangements and other strategic transactions, or undertake additional financings without first seeking stockholder approval, a process that would require a special meeting of stockholders, is time-consuming and expensive, and could impair our ability to efficiently raise capital when needed, if at all. In addition, our board may withdraw the 2016 Plan in order to reserve the shares earmarked for the plan for future equity raises.  If our stockholders do not approve Proposal 5 by the required vote, we will not have access to the additional authorized shares of common stock and will likely be forced to further limit our development activities. If we do not have a sufficient number of authorized shares to enable us to secure additional capital, we may not have sufficient cash flow and liquidity to fund our further development activities, which could significantly limit our ability to continue our operations. Ultimately, we may be forced to curtail all of our activities and potentially could be forced to cease operations.
Required Vote and Recommendation
The affirmative vote of at least a majority of the outstanding shares of our Common Stock eligible to vote at the Annual Meeting will be required to approve the Amendment. Since approval requires a majority of shares outstanding, an abstention will have the effect of a vote cast against the proposal. We urge you to vote for this amendment. It is likely that, for this Proposal to be approved, we will need the affirmative vote of a substantial number of stockholders attending the Annual Meeting in person or by proxy.
OUR BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE
“FOR” THE APPROVAL OF THE AMENDMENT.

PROPOSAL 6
APPROVAL OF OUR 2016 EQUITY INCENTIVE AWARD PLAN
We are asking our stockholders to ratify and approve the adoption of the Company’s 2016 Equity Incentive Award Plan (the “2016 Plan”).  A copy of the 2016 Plan is attached to this Proxy Statement as Appendix B.  The 2016 Plan will replace the Company’s 2008 Equity Compensation Plan (“2008 Plan”), 2009 Incentive Stock Plan (“2009 Plan”), 2012 Equity Incentive Award Plan (“2012 Plan”), and the 2014 Equity Incentive Plan (“2014 Plan” and, together with the 2008, 2009 and 2012 Plans, the “Prior Plans”).  Options and awards previously granted under the Prior Plans that have not yet expired by their terms will remain outstanding until their expiration dates.  For more information regarding the Prior Plans, including awards currently outstanding under the Prior Plans, please see the section titled “Equity Compensation Plan Information” of this Proxy Statement.  Approval of the 2016 Plan will allow the Company to continue to utilize equity awards, both performance and time-based, to attract and retain key management, employees, and non-employee directors, and to incentivize such individuals to create long-term stockholder value. Upon approval of the 2016 Plan, the Company will no longer make any grants or awards under the Prior Plans.
Our board of directors believes that stock options and other stock-based incentive awards can play an important role in the success of our Company. These incentives are given to our employees, officers, directors and other key persons upon whose judgment, initiative and efforts we largely depend for the successful conduct of our business. These incentives provide these individuals with a proprietary interest in our Company, and our board of directors anticipates that this direct stake in the future outcome of the Company will assure a closer identification of the interests of these individuals with those of our stockholders, thereby stimulating their efforts on our behalf and strengthening their desire to remain with us.
The 2016 Plan reserves a total of 10,000,000 shares of common stock for awards granted under the plan.  See the section titled “Equity Compensation Information” explaining The 2016 Plan will be the only Company plan under which future awards will be granted, until such time, if any, as we may adopt a new plan.  Future awards under to 2016 Plan would be subject to any limitation in the Company’s Articles of Incorporation with respect to the total number of authorized shares of common stock of the Company.
The board of directors is not requesting additional shares be authorized for any of the Prior Plans. If stockholders approve the 2016 Plan, all shares currently reserved for future issuance under the Prior Plans that have yet to be awarded, and any shares of common stock subject to outstanding awards under the Prior Plans that expire, are cancelled, or otherwise terminate after the Annual Meeting, will no longer be reserved for issuance under any plan.
If stockholders do not approve the 2016 Plan, the Company may continue making grants under a Prior Plan, if permitted by the terms of such Prior Plan. If stockholders approve the 2016 Plan, the termination of our grant authority under the Prior Plans will not affect awards then outstanding under those plans, but no additional awards will be granted under them.
As summarized below, the 2016 Plan has features reflecting current best practices. Long-term incentive awards are an important part of the Company’s overall compensation program as such awards are intended to (i) enable the Company to attract and retain individuals who will contribute to the Company’s long range success, (ii) motivate key personnel to produce a superior return to the stockholders of the Company by offering these individuals an opportunity to realize stock appreciation, facilitating stock ownership and rewarding such individuals for achieving a high level of corporate performance, and (iii) promote the success of the Company’s business.
Our Compensation Committee and board of directors believe that approval of the 2016 Plan is appropriate and in the best interests of our stockholders.
Summary of the 2016 Plan
The summary of the 2016 set forth below is qualified by reference to the full text of the 2016 Plan, which is attached as Appendix B to this Proxy Statement.
Administration
The board of directors may delegate the administration of the 2016 Plan to the Compensation Committee of the board of directors. The Compensation Committee may delegate to a committee of one or more members of the board the authority to grant or amend awards to participants other than senior executives of the Company who are subject to Section 16 of the Exchange Act, or employees who are “covered employees” within the meaning of Section 162(m) (“Section 162(m)”) of the Internal Revenue Code (the “Code”). The Compensation Committee includes at least two directors, each of whom qualifies as a non-employee director pursuant to Rule 16b-3 of the Exchange Act, and an “outside director” pursuant to Section 162(m).

The Compensation Committee will have the exclusive authority to administer the 2016 Plan, including the power to determine eligibility, the types and sizes of awards, the price and timing of awards and the acceleration or waiver of any vesting restriction, provided that the Compensation Committee will not have the authority to accelerate vesting or waive the forfeiture of any performance-based awards.
Eligibility
Persons eligible to participate in the 2016 Plan include members of the board, consultants to the Company, and all of the employees of the Company and its subsidiaries, as determined by the Compensation Committee.
Limitation on Awards and Shares Available
The maximum number of shares of common stock available for issuance under the 2016 Plan is [__________]. To the extent that an award terminates, expires or lapses for any reason, any shares subject to the award may be used again for new grants under the 2016 Plan. In addition, shares tendered or withheld to satisfy the grant or exercise price or any tax withholding obligation may be used for grants under the 2016 Plan. Shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any of its subsidiaries will not be counted against the shares available for issuance under the 2016 Plan. Notwithstanding the foregoing, no shares will become available upon the cancellation of existing awards or any similar transactions following the tenth anniversary of shareholder approval of the 2016 Plan.
Awards
The 2016 Plan provides for the grant of incentive stock options and nonqualified stock options, stock appreciation rights, performance share awards, restricted stock, and restricted stock units.
Stock options, including incentive stock options, as defined under Section 422 of the Code, and nonqualified stock options, may be granted pursuant to the 2016 Plan. The option exercise price of all stock options granted pursuant to the 2016 Plan will be at least 100% of the fair market value of the common stock on the date of grant. Stock options may be exercised as determined by the Compensation Committee, but in no event after the tenth anniversary of the date of grant. The aggregate fair market value of the shares with respect to which options intended to be incentive stock options are exercisable for the first time by an employee in any calendar year may not exceed $100,000, or such other amount as the Code provides.
Upon the exercise of a stock option, the purchase price must be paid in full in either cash or its equivalent, by delivering a promissory note bearing interest at no less than such rate as shall then preclude the imputation of interest under the Code, or by tendering previously acquired shares of common stock with a fair market value at the time of exercise equal to the exercise price or other property acceptable to the Compensation Committee (including through the delivery of a notice that the participant has placed a market sell order with a broker with respect to shares then issuable upon exercise of the option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale). However, no participant who is a member of the board or an executive officer of the Company will be permitted to pay the exercise price of an option in any method in violation of Section 13(k) of the Exchange Act.
Restricted stock may be granted pursuant to the 2016 Plan. A restricted stock award is the grant of shares of common stock that is nontransferable and may be subject to substantial risk of forfeiture until specific conditions are met. Conditions may be based on continuing employment or achieving performance goals. During the period of restriction, participants holding shares of restricted stock may have full voting and dividend rights with respect to such shares. The restrictions will lapse in accordance with a schedule or other conditions determined by the Compensation Committee.
A stock appreciation right (an “SAR”) is the right to receive payment of an amount equal to the excess of the fair market value of a share of common stock on the date of exercise of the SAR over the fair market value of a share of common stock on the date of grant of the SAR. Payments will be made by the Company in cash or common stock.
The other types of awards that may be granted under the 2016 Plan include performance share awards, and restricted stock units.

Changes in Capital Structure
In the event of a stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, distribution of assets or any other corporate event affecting the common stock or the share price of the common stock in a manner that causes dilution or enlargement of benefits or potential benefits under the 2016 Plan, then the Compensation Committee will make proportionate adjustments to: (i) the aggregate number of, and types of, shares of stock subject to the 2016 Plan, (ii) the terms and conditions of any outstanding awards (including any applicable performance targets) and (iii) the grant or exercise price for any outstanding awards. In addition, in such a case or in the event of any unusual or nonrecurring transactions or events affecting the Company or of changes in applicable laws, the Compensation Committee, may, subject to the terms of the 2016 Plan, take any of the following actions if it determines that such action is appropriate in order to prevent the dilution or enlargement of benefits or potential benefits intended to be made available under the 2016 Plan or with respect to any award: (i) provide for either the termination, purchase or replacement of the awards, (ii) provide that the awards shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, (iii) make adjustments in the number and type of shares of stock (or other securities or property) subject to outstanding awards and/or in the terms and conditions of (including the exercise price), and the criteria included in, outstanding awards which may be granted in the future, (iv) provide for the acceleration of vesting or exercisability of the awards and (v) provide that the awards cannot vest or be exercised after the event that triggers the action.
Amendment and Termination
The Compensation Committee may terminate, amend, or modify the 2016 Plan at any time, except that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain shareholder approval of any 2016 Plan amendment or any modification of any Options that would be deemed a re-pricing under applicable rules, in such a manner and to such a degree as required, and (b) without shareholder approval the Committee may not (i) increase the maximum number of shares of Stock which may be issued under the 2016 Plan, (ii) extend the period during which any Award may be granted or exercised, (iii) amend the 2016 Plan to permit the Committee to grant Options with an exercise price that is below Fair Market Value on the date of grant, or (iv) extend the term of the 2016 Plan.
In no event may an award be granted pursuant to the 2016 Plan on or after the tenth anniversary of the effectiveness of the Plan.
Securities Law
The 2016 Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act, and any and all regulations and rules promulgated by the SEC thereunder, including without limitation Rule 16b-3. The 2016 Plan will be administered, and options will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the 2016 Plan and options and other Awards granted thereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.
Federal Income Tax Consequences
The income tax consequences of the 2016 Plan under current federal law are summarized in the following discussion which deals with the general income tax principles applicable to the 2016 Plan, and is intended for general information only. This summary does not address alternative minimum tax, federal, state, or local income or other tax consequences. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The following summary is for informational purposes only and is not a substitute for careful tax planning and advice based upon an individual’s particular circumstance.
Circular 230 Notice: The following summary is not intended to constitute advice and individuals are urged to consult their own tax advisors concerning the federal, state, local, and foreign tax consequences of the 2016 Plan.

Nonqualified Stock Options. For federal income tax purposes, an optionee generally will not recognize taxable income on the grant of a nonqualified stock option (an “NQSO”) under the 2016 Plan, but upon the exercise of an NQSO, an optionee will recognize ordinary income, and the Company generally will be entitled to a compensation deduction. The amount of income recognized (and the amount generally deductible by the Company) generally will be equal to the excess, if any, of the fair market value of the shares at the time of exercise over the aggregate exercise price paid for the shares, regardless of whether the exercise price is paid in cash or in shares or other property. An optionee’s basis for the stock for purposes of determining his or her gain or loss upon a subsequent disposition of the shares generally will be the fair market value of the stock on the date of exercise of the NQSO, and any such gain or loss will generally be taxable as capital gains or losses.
Incentive Stock Options. An optionee generally will not recognize taxable income upon either the grant or exercise of an Incentive Stock Option (an “ISO”); however, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price will be treated as an “item of tax preference” for the optionee for purposes of the alternative minimum tax. Generally, upon the sale or other taxable disposition of the shares of the common stock acquired upon exercise of an ISO, the optionee will recognize income taxable as capital gains in an amount equal to the excess, if any, of the amount realized in such disposition over the exercise price paid by the optionee to acquire such shares, provided that no disposition of the shares has taken place within either (a) two years from the date of grant of the ISO or (b) one year from the date of exercise. If the shares of common stock are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the optionee will recognize compensation income in the year of disposition equal to the lesser of (i) the difference between the exercise price paid by the optionee to acquire such shares and the fair market value of the shares on the date of exercise, or (ii) the difference between the amount realized in such disposition and the exercise price paid by the optionee to acquire the shares. The Company (or other employer corporation) generally will be entitled to a tax deduction equal to the amount of the compensation income recognized by the optionee with respect to an ISO only to the extent the optionee recognizes ordinary income upon the sale or other disposition of the shares of common stock acquired by the optionee pursuant to an ISO.
Stock Appreciation Rights. No taxable income is generally recognized upon the grant of a stock appreciation right (“SAR”), but upon exercise of a SAR the fair market value of the shares (or cash in lieu of shares) received generally will be taxable as ordinary income to the recipient in the year of such exercise. The Company generally will be entitled to a compensation deduction for the amount the recipient recognizes as ordinary income.
Restricted Stock. A participant to whom restricted stock is issued generally will not recognize taxable compensation income upon such issuance and the Company generally will not then be entitled to a compensation deduction, unless such participant makes an election under Section 83(b) of the Code to treat such restricted stock as being substantially vested. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the participant generally will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price paid by such participant (if any). The Company generally will be entitled to a compensation deduction equal to the amount of compensation income recognized by the participant. If a participant makes an election under Section 83(b) of the Code with respect to restricted stock, the participant generally will recognize compensation income at the date of issuance in an amount equal to the excess, if any, of the fair market value of the shares at the date of issuance over the purchase price paid by such participant and the Company will be entitled to a compensation deduction equal to the amount of compensation income recognized by the participant..
Restricted Stock Units, Performance Share Awards, and Other Stock-Based Awards. The grant of a restricted stock unit, performance share award, or other stock-based awards (subject to vesting conditions) generally should not result in taxable compensation income to the participant or a compensation deduction to the Company. However, the participant will recognize taxable compensation income upon the settlement of such award in an amount equal to any cash that is received and the fair market value of any common stock that is received in settlement of such award. The Company is entitled to a compensation deduction upon the settlement of such an award equal to the compensation income recognized by the participant.
Stock Payments. A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally recognize taxable compensation income and be taxed as if the cash payment had been received, and the Company generally will be entitled to a compensation deduction for the same amount.

Section 162(m) Limitation. In general, under Section 162(m), income tax deductions of publicly held corporations may be limited to the extent the total compensation (including base salary, annual bonus, stock option exercises, transfers of property and benefits paid under nonqualified retirement plans) for certain executive officers exceeds $1 million (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the limit on the income tax deduction does not apply to certain “performance-based compensation.” Under Section 162(m), stock options and SARs will satisfy the “performance-based compensation” exception if the awards of stock options or SARs are made by a committee of the board of directors consisting solely of two or more “outside directors,” the plan sets the maximum number of shares that can be granted to any person within a specified period, and the compensation is based solely on an increase in the stock price after the grant date (i.e., the exercise price of the stock option or SAR is equal to or greater than the fair market value of the stock subject to such award on the grant date). Other types of awards may only qualify as “performance-based compensation” under Section 162(m) if such awards are granted or payable to the recipients based only upon the attainment of objectively determinable and pre-established performance targets established by a qualifying committee of the board of directors and related to performance goals approved by the Company’s stockholders.
The 2016 Plan has been designed in order to permit the Compensation Committee to grant stock options and SARs that will qualify as “performance-based compensation” under Section 162(m). In addition, in order to permit Awards other than stock options and SARs to qualify as “performance-based compensation,” the 2016 Plan allows the Compensation Committee to designate as “Section 162(m) Participants” employees whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m). The Compensation Committee may grant awards to Section 162(m) Participants that vest or become exercisable upon the attainment of specific performance targets that are related to one or more of the performance goals set by the Compensation Committee as provided in the 2016 Plan.
New Plan Benefits
Awards granted under the 2016 Plan are subject to the discretion of the Compensation Committee. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the 2016 Plan or the benefits that would have been received by such participants if the 2016 Plan had been in effect in the year ended December 31, 2015.
  Vote Required
The affirmative vote of a majority of the votes cast on the matter is required to approve the 2016 Plan. Because abstentions and broker non-votes are not treated as shares cast, they will not have the effect of a negative vote with respect to approval of the 2016 Plan.
OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
VOTE “FOR” THE APPROVAL OF THE 2016 EQUITY INCENTIVE AWARD PLAN

ADDITIONAL INFORMATION
Stockholder Proposals to be Presented at the Next Annual Meeting
Our bylaws provide that, for stockholder nominations to the board of directors or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to the Corporate Secretary at Medizone International, Inc., 4000 Bridgeway, Suite 401, Sausalito, California 94965, Attn: Corporate Secretary.
To be timely for the 2017 annual meeting, a stockholder’s notice must be delivered to our Corporate Secretary at the principal executive offices of the Company not earlier than 5:00 p.m. Pacific Time on June 1, 2017, and not later than 5:00 p.m. Pacific Time on July 1, 2017.  However, if the date of our 2017 annual meeting of stockholders is advanced by more than 30 days before or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, then, for notice to the stockholder to be timely, it must be delivered to the Corporate Secretary at the address listed above not earlier than the close of business on the 105th day prior to the then currently proposed annual meeting and not later than the close of business on the later of (i) the 75th day prior to such annual meeting or (ii) the close of business on the tenth day following the day on which public announcement of the date of such meeting is first made by us. A stockholder’s notice to the Corporate Secretary must set forth, as to each matter the stockholder proposes to bring before the annual meeting, the information required by our restated bylaws.
Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at our 2017 annual meeting must be received by us not later than February 10, 2017, in order to be considered for inclusion in our proxy materials for that meeting.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our directors, executive officers and any persons who own more than 10% of our common stock (collectively “reporting persons”), to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.
Based solely upon a review of the copies of such forms furnished to the Company or written representations that no Forms 5 were required, we believe that all reports required to be filed by these individuals and persons under Section 16(a) were filed during the year ended December 31, 2015, and that such filings were timely.
Available Information
We will mail, without charge, upon written request, a copy of our annual report on Form 10-K for the year ended December 31, 2016, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:
Investor Relations
Medizone International, Inc.
4000 Bridgeway, Suite 401
Sausalito, California 94965
The annual report is also available at www.medizoneint.com/investor-relations/sec-filings/.
“Householding” — Stockholders Sharing the Same Last Name and Address
The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our annual report and proxy materials, including the Notice of Internet Availability, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees, and helps protect the environment as well.
This year, a number of brokers with account holders who are stockholders will be “householding” our annual report and proxy materials, including the Notice of Internet Availability. A single Notice of Internet Availability and, if applicable, a single set of annual report and other proxy materials, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting American Stock Transfer & Trust Company, either by calling toll-free (800) 937-5449, or by writing to American Stock Transfer & Trust Company, Operations Center, 6201 15th Avenue, Brooklyn, New York 11219.

Upon written or oral request, we will promptly deliver a separate copy of the Notice of Internet Availability, and, if applicable, the annual report and other proxy materials, to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability, and, if applicable, the annual report and other proxy materials, you may write or call our Investor Relations department at 4000 Bridgeway, Suite 401, Sausalito, California 94965, Attn: Investor Relations, telephone number (415)-331-0202.
Any stockholders who share the same address and currently receive multiple copies of our Notice of Internet Availability or annual report and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about householding or our Investor Relations department at the address or telephone number listed above.
Transaction of Other Business
The board of directors does not presently intend to bring any other business before the Annual Meeting and, so far as is known to the board of directors, no matters are to be brought before the Annual Meeting except as specified in the notice of the Annual Meeting. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that Proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such Proxies.

Appendix A

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov	*090204*

Certificate of Amendment (PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)
1.	Name of corporation:

Medizone International, Inc.

2.	The articles have been amended as follows: (provide article numbers, if available)

Article IV is hereby amended in its entirety as follows:

"ARTICLE IV — CAPITAL STOCK
Classes of Stock. The Corporation is authorized to issue two classes of stock, to be designated, respectively, “Common Stock” and “Preferred Stock”. The total number of shares which the Corporation is authorized to issue is Five Hundred Fifty Million (550,000,000). Five Hundred Million (500,000,000) shares shall be Common Stock, par value $0.001 per share, and Fifty Million (50,000,000) shares shall be Preferred Stock, no par value per share, undesignated as to class, powers, designations, preferences, limitations, restrictions or relative rights. The board of directors of the Corporation is authorized to fix and

3.
The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:                                                  Majority of all Stockholders

4.	Effective date and time of filing: (optional)
Date:	Time:
(must not be later than 90 days after the certificate is filed)

5.	Signature: (required)

X
Signature of Officer
*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT:  Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.
Nevada Secretary of State Amend Profit-After
Revised:  1-5-15

EXHIBIT A

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
OF
MEDIZONE INTERNATIONAL, INC.

Section 2. The articles have been amended as follows: (provide article numbers if available):
(CONTINUED)
and determine any class or series of Preferred Stock and the number of shares of each class or series and to prescribe the powers, designations, preferences, limitations, restrictions and relative rights of any class or series established, all by resolution of the board of directors and in accordance with Section 78.1955 of the Nevada Revised Statutes, as the same may be amended and supplemented. All shares of stock issued by the Corporation shall be issued as fully paid up and nonassessable. Each share of Common Stock issued and outstanding shall entitle the holder thereof to one vote on all matters presented for a vote of the Stockholders of the Corporation.”

Appendix B

MEDIZONE INTERNATIONAL, INC

2016 EQUITY INCENTIVE AWARD PLAN

7.3. Independent Stock Appreciation Rights.	9
7.4. Payment and Limitations on Exercise.	10
ARTICLE 8 OTHER TYPES OF AWARDS	10
8.1. Performance Share Awards	10
8.2. Stock Payments	10
8.3. Deferred Stock	10
8.4. Restricted Stock Units	11
8.5. Other Stock-Based Awards	11
8.6. Term	11
8.7. Exercise or Purchase Price	11
8.8. Exercise Upon Termination of Employment or Service	11
8.9. Form of Payment	12
8.10. Award Agreement	12
ARTICLE 9 PERFORMANCE-BASED AWARDS	12
9.1. Purpose	12
9.2. Applicability	12
9.3. Procedures with Respect to Performance-Based Awards	12
9.4. Payment of Performance-Based Awards	13
9.5. Additional Limitations	13
ARTICLE 10 PROVISIONS APPLICABLE TO AWARDS	13
10.1. Stand-Alone and Tandem Awards	13
10.2. Award Agreement	13
10.3. Limits on Transfer	13
10.4. Death of Optionee.	14
10.5. Retirement or Disability.	14

10.6. Forfeiture for Other Reasons	14
10.7. Leaves of Absence and Performance Targets	15
10.8. Newly Eligible Employees	15
10.9. Stock Certificates; Book Entry Procedures	15
ARTICLE 11 CHANGES IN CAPITAL STRUCTURE	15
11.1. Adjustments.	15
11.2. Outstanding Awards—Other Changes	17
11.3. No Other Rights	17
ARTICLE 12 ADMINISTRATION	17
12.1. Committee	17
12.2. Committee Membership. The Committee shall be composed of one or more members of the Board. The Board shall have the power to determine the number of members which the Committee shall have and to change the number of membership positions on the Committee from time to time. The Board shall appoint all members of the Committee. The Board may from time to time appoint members to the Committee in substitution for, or in addition to, members previously appointed and may fill vacancies, however caused, on the Committee. Any member of the Committee may be removed from the Committee by the Board at any time with or without cause.
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12.3. Certain Actions	17
12.4. Action by the Committee	18
12.5. Authority of Committee	18
12.6. Decisions Binding	19
12.7. Delegation of Authority	19
12.8. Committee Administration	19
12.9. Liability	19
ARTICLE 13 EFFECTIVE AND EXPIRATION DATE	19
13.1. Effective Date	19
13.2. Expiration Date	19

ARTICLE 14 AMENDMENT, MODIFICATION, AND TERMINATION	19
14.1. Amendment, Modification, And Termination	19
14.2. Awards Previously Granted	20
ARTICLE 15 COMPLIANCE WITH SECTION 409A OF THE CODE	20
15.1. Awards subject to Code Section 409A	20
15.2. Distributions under a Section 409A Award.	20
15.3. Prohibition on Acceleration of Benefits	21
15.4. Elections under Section 409A Awards.	21
15.5. Compliance in Form and Operation. A Section 409A Award, and any election under or with respect to such Section 409A Award, shall comply in form and operation with the requirements of Section 409A of the Code and the Treasury Regulations thereunder.	22
ARTICLE 16 GENERAL PROVISIONS	22
16.1. No Rights to Awards	22
16.2. No Stockholders Rights	22
16.3. Withholding	22
16.4. No Right to Employment or Services	22
16.5. Unfunded Status of Awards	23
16.6. Indemnification	23
16.7. Relationship to other Benefits	23
16.8. Expenses	23
16.9. Titles and Headings	23
16.10. Fractional Shares	23
16.11. Limitations Applicable to Section 16 Persons	23
16.12. Government and Other Regulations	24
16.13. Governing Law	24

MEDIZONE INTERNATIONAL, INC.

2016 EQUITY INCENTIVE AWARD PLAN

ARTICLE 1
 PURPOSE
The purposes of the Medizone International, Inc. 2016 Equity Incentive Award Plan (the “Plan”) are to:
(1) Closely associate the interests of management, employees, directors and consultants of Medizone International Inc, a Nevada corporation (the “Company”), with the shareholders of the Company by reinforcing the relationship between participants’ rewards and shareholder gains;
(2) Provide management and employees with an equity ownership in the Company commensurate with Company performance, as reflected in increased shareholder value;
(3) Maintain competitive compensation levels; and
(4) Provide an incentive to management and employees to remain in continuing employment with the Company and to put forth maximum efforts for the success of its business.
The Plan is further intended to provide flexibility to the Company in its ability to attract, motivate and retain the services of members of the Board, Employees and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.
ARTICLE 2
 DEFINITIONS AND CONSTRUCTION
Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.
2.1. “Award” means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Performance Share award, a Stock Payment award, a Deferred Stock award, a Restricted Stock Unit award, an Other Stock-Based Award, or a Performance-Based Award granted to a Participant pursuant to the Plan.
2.2. “Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award.
2.3. “Board” means the Board of Directors of the Company.
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2.4. “Change in Control” means the occurrence of any of the following in one or a series of related transactions: (i) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) under the Exchange Act) of more than thirty percent (30%) of the voting rights or equity interests in the Company; (ii) a replacement, during a 24-month period, of more than one-half (1/2) of the members of the Board that is not approved by those individuals who are members of the Board on the date hereof (or other directors previously approved by such individuals); (iii) consummation of a merger or consolidation of the Company or any Subsidiary or a sale of more than one-half (1/2) of the assets of the Company in one or a series of related transactions, unless following such transaction or series of transactions, the holders of the Company’s securities prior to the first such transaction continue to hold at least one-half (1/2) of the voting rights and equity interests of the surviving entity or acquirer of such assets; (iv) a recapitalization, reorganization or other transaction involving the Company or any Subsidiary that constitutes or results in a transfer of more than one-half (1/2) of the voting rights or equity interests in the Company; or (v) consummation of a “Rule 13e-3 transaction” as defined in Rule 13e-3 under the Exchange Act with respect to the Company.
2.5. “Code” means the Internal Revenue Code of 1986, as amended.
2.6. “Committee” means the committee of the Board described in Article 12.
2.7. “Consultant” means any consultant or adviser if:
(a) The consultant or adviser renders bona fide services to the Company;
(b) The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and
(c) The consultant or adviser is a natural person who has contracted directly with the Company to render such services.
2.8. “Covered Employee” means an Employee who is, or may be, as determined by the Committee, a “covered employee” within the meaning of Section 162(m) of the Code.
2.9.  “Deferred Stock” means a right to receive a specified number of shares of Stock during specified time periods pursuant to Article 8.
2.10. “Disability” means that the Participant qualifies to receive long-term disability payments under the Company’s long-term disability insurance program, as it may be amended from time to time.
2.11. “Effective Date” shall have the meaning set forth in Section 13.1.
2.12. “Eligible Individual” means any person who is an Employee, a Consultant or a member of the Board, as determined by the Committee.
2.13. “Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.
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2.14. “Exchange Act” means the Securities Exchange Act of 1934, as amended.
2.15. “Fair Market Value” means, as of any given date, the fair market value of a share of Stock on the date determined by such methods or procedures as may be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a share of Stock as of any date shall be (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any, on such date, or if shares were not traded on such date, then on the closest preceding date on which a trade occurred; or (ii) if Common Stock is not traded on an exchange, the mean between the closing representative bid and asked prices for the Common Stock on such date as reported by the OTC Bulletin Board or the OTC Markets Group, Inc, or if not then in existence, by their successor quotation system; or (iii) if Common Stock is not publicly traded, the Fair Market Value of a share of Common Stock as established by the Committee acting in good faith.
2.16. “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.
2.17. “Independent Director” means a member of the Board who is not an Employee of the Company.
2.18. “ISAR” shall have the meaning set forth in Section 7.3(a).
2.19. “Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.
2.20. “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.
2.21. “Option” means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.
2.22. “Other Stock-Based Award” means an Award granted or denominated in Stock or units of Stock pursuant to Section 8.5 of the Plan.
2.23. “Option Term” shall have the meaning set forth in Section 5.1(b).
2.24. “Participant” means any Eligible Individual who, as a member of the Board or Employee or Consultant, has been granted an Award pursuant to the Plan.
2.25. “Performance-Based Award” means an Award granted to selected Covered Employees pursuant to Articles 6 and 8, but which is subject to the terms and conditions set forth in Article 9. All Performance-Based Awards are intended to qualify as Qualified Performance-Based Compensation.
2.26. “Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a
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Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization or non-operating charges as determined by the Committee), other non-operating charges (as determined by the Committee), economic value-added (as determined by the Committee), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on stockholders’ equity, return on assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.
2.27. “Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.
2.28. “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.
2.29. “Performance Share” means a right granted to a Participant pursuant to Article 8, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.
2.30.  “Plan” means this Medizone International, Inc. 2016 Equity Incentive Award Plan, as it may be amended from time to time.
2.31. “Qualified Performance-Based Compensation” means any compensation that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code.
2.32. “Restricted Stock” means Stock awarded to a Participant pursuant to Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture.
2.33. “Restricted Stock Unit” means an Award granted pursuant to Section 8.4.
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2.34. “Section 409A Award” shall have the meaning set forth in Section 15.1.
2.35. “Securities Act” shall mean the Securities Act of 1933, as amended.
2.36. “Stock” means the common stock of the Company, par value $0.001 per share, and such other securities of the Company that may be substituted for Stock pursuant to Article 11.
2.37. “Stock Appreciation Right” or “SAR” means a right granted pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.
2.38. “Stock Payment” means (a) a payment in the form of shares of Stock, or (b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Article 8.
2.39. “Subsidiary” means any “subsidiary corporation” as defined in Section 424(f) of the Code and any applicable regulations promulgated thereunder or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.
ARTICLE 3
 SHARES SUBJECT TO THE PLAN
3.1. Number of Shares.
(a) Subject to Article 11 and Section 3.1(b), the aggregate number of shares of Stock which may be issued, transferred or reserved for issuance pursuant to Awards under the Plan shall be Ten Million (10,000,000) shares. In order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of shares of Stock that may be delivered upon exercise of Incentive Stock Options shall be the number specified in this Section 3.1(a). Shares of stock that may be issued upon exercise of Options under the Plan shall be authorized and unissued shares of Common Stock, par value $0.001 per share, of the Company (“Common Stock”). In the absence of an effective registration statement under the Securities Act of 1933 (the “Act”), all Options granted and shares of Common Stock subject to their exercise will be restricted as to subsequent resale or transfer, pursuant to the provisions of Rule 144 promulgated under the Act.
(b) To the extent that an Award terminates, expires, or lapses for any reason, any shares of Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan. Additionally, any shares of Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall again be available for the grant of an Award pursuant to the Plan. To the extent permitted by applicable law or any exchange rule, shares of Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Stock available for grant pursuant to this Plan.
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3.2. Stock Distributed.   Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.
ARTICLE 4
 ELIGIBILITY AND PARTICIPATION
4.1. Eligibility.   Each Eligible Individual shall be eligible to be granted one or more Awards pursuant to the Plan.
4.2. Participation.   Subject to the provisions of the Plan, the Committee may, from time to time, select from among all Eligible Individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Eligible Individual shall have any right to be granted an Award pursuant to this Plan.
4.3. Foreign Participants.   In order to assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Section 3.1 of the Plan.
ARTICLE 5
 STOCK OPTIONS
5.1. General.   The Committee is authorized to grant Options to Participants on the following terms and conditions:
(a) Exercise Price.   The exercise price per share of Stock subject to an Option shall be not less than 100% of the Fair Market Value of a share of Stock on the date of the grant.
(b) Time and Conditions of Exercise.   Each Option shall be fully exercisable at any time within the period beginning not earlier than twelve (12) months after the date of the option grant and ending not later than ten (10) years after the date of such grant (the “Option Term”), unless the Committee specifies otherwise. In no event, however, shall the Option Term extend beyond ten (10) years after the date of the grant. No Option shall be exercisable after the expiration of the Option Term. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.
(c) Payment   The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation: (i) cash, (ii) shares of Stock having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or (iii) other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon
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exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price;  provided  that payment of such proceeds is then made to the Company upon settlement of such sale), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option by means of a personal loan or other credit extended by the Company or in any other method which would violate Section 13(k) of the Exchange Act.
(d) Evidence of Grant.   All Options shall be evidenced by a written Award Agreement between the Company and the Participant. The Award Agreement shall include the number of shares of Common Stock subject to the Option, the exercise date, the Option Term, and such additional provisions as may be specified by the Committee.
5.2. Incentive Stock Options.   The terms of any Incentive Stock Options granted pursuant to the Plan must comply with the conditions and limitations contained in Section 13.2 and this Section 5.2.
(a) Eligibility.   The Committee may grant one or more Incentive Stock Options to employees of the Company or any “subsidiary corporation” thereof (within the meaning of Section 424(f) of the Code and the applicable regulations promulgated thereunder). The date an Incentive Stock Option is granted shall mean the date selected by the Committee as of which the Committee shall allot a specific number of shares to a participant pursuant to the Plan.
(b) Individual Dollar Limitation.   The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. Multiple Incentive Stock Options may be granted to an Optionee in any calendar year.
(c) Ten Percent Owners.   The Committee may determine to grant an Incentive Stock Option to an employee who is also an individual who owns, at the date of grant, directly or indirectly according to the stock ownership attribution rules of Section 424(d) of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of Stock of the Company. However, the exercise price of such Option granted shall not be less than one hundred ten percent (110%) of Fair Market Value on the date of grant. Furthermore, the Option may be exercisable for no more than five (5) years from the date of grant.
(d) Notice of Disposition.   The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two (2) years from the date of grant of such Incentive Stock Option or (ii) one (1) year after the transfer of such shares of Stock to the Participant. In order to obtain the favorable tax treatment available for Incentive Stock Options under Section 422 of the Code, the Optionee is
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prohibited from the sale, exchange, transfer, pledge, hypothecation, gift or other disposition of the shares of Common Stock underlying the Incentive Stock Options until the later of either two (2) years after the date of grant of the Incentive Stock Option, or one (1) year after the transfer to the Optionee of such underlying Common Stock after the Optionee’s exercise of such Incentive Stock Option. Should Optionee choose to make a premature disposition of such underlying Common Stock contrary to such restrictions, the Options related to such Common Stock shall be treated as Non-qualified Stock Options pursuant to the terms of the Plan.
(e) Right to Exercise.   During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.
5.3. Substitution of Stock Appreciation Rights.   The Committee may provide in the Award Agreement evidencing the grant of an Option that the Committee, in its sole discretion, shall have the right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option, subject to the provisions of Section 7.2 hereof; provided that such Stock Appreciation Right shall be exercisable with respect to the same number of shares of Stock for which such substituted Option would have been exercisable.
5.4. Paperless Exercise.   In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Options by a Participant may be permitted through the use of such an automated system.
5.5. Granting of Options to Independent Directors.   The Board may from time to time, in its sole discretion, and subject to the limitations of the Plan:
(a) Select from among the Independent Directors (including Independent Directors who have previously been granted Options under the Plan) such of them as in its opinion should be granted Options;
(b) Determine the number of shares of Stock that may be purchased upon exercise of the Options granted to such selected Independent Directors; and
(c) Subject to the provisions of this Article 5, determine the terms and conditions of such Options, consistent with the Plan.
Options granted to Independent Directors shall be Non-Qualified Stock Options.
ARTICLE 6
 RESTRICTED STOCK AWARDS
6.1. Grant of Restricted Stock.   The Committee is authorized to make Awards of Restricted Stock to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by a written Restricted Stock Award Agreement.
6.2. Issuance and Restrictions.   Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without
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limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.  Any restrictions will be designated in the form of Award Agreement between the Company and the Participant.
6.3. Forfeiture.   Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited;  provided, however , that the Committee may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.
6.4. Certificates for Restricted Stock.   Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.
ARTICLE 7
 STOCK APPRECIATION RIGHTS
7.1. Grant of Stock Appreciation Rights.   A Stock Appreciation Right may be granted to any Participant selected by the Committee. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.
7.2. No Coupled Stock Appreciation Rights.  No Coupled Stock Appreciation Rights shall be granted pursuant to this Plan.
7.3. Independent Stock Appreciation Rights.
(a) An Independent Stock Appreciation Right (“ISAR”) shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Stock as the Committee may determine. The exercise price per share of Stock subject to each ISAR shall be set by the Committee; provided, however, that the exercise price for any ISAR shall not be less than 100% of the Fair Market Value on the date of grant; and provided, further, that, the Committee in its sole and absolute discretion may provide that the ISAR may be exercised subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant’s retirement, death or disability, or otherwise.
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(b) An ISAR shall entitle the Participant (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Stock on the date of exercise of the ISAR by the number of shares of Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.
7.4. Payment and Limitations on Exercise.
(a) Subject to Section 7.4(b) and (c), payment of the amounts determined under Sections 7.2(c) and 7.3(b) above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee.
(b) To the extent payment for a Stock Appreciation Right is to be made in cash, the Award Agreement shall, to the extent necessary to comply with the requirements of Section 409A of the Code, specify the date of payment, which may be different than the date of exercise of the Stock Appreciation Right. If the date of payment for a Stock Appreciation Right is later than the date of exercise, the Award Agreement may specify that the Participant be entitled to earnings on such amount until paid.
(c) To the extent any payment under Section 7.2(c) or 7.3(b) is effected in Stock it shall be made subject to satisfaction of any applicable provisions of Article 5 above pertaining to Options.
ARTICLE 8
 OTHER TYPES OF AWARDS
8.1. Performance Share Awards.   Any Participant selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.
8.2. Stock Payments.   Any Participant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.
8.3. Deferred Stock.   Any Participant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by
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the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.
8.4. Restricted Stock Units.   The Committee is authorized to make Awards of Restricted Stock Units to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. At the time of grant, the Committee shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. On the maturity date, the Company shall, subject to Section 10.9, transfer to the Participant one (1) share of Stock, subject to any applicable transfer restrictions, for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited. The Committee shall specify the purchase price, if any, to be paid by the grantee to the Company for such shares of Stock.
8.5. Other Stock-Based Awards.   Any Participant selected by the Committee may be granted one or more Awards that provide Participants with shares of Stock or the right to purchase shares of Stock or that have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant.
8.6. Term.   Except as otherwise provided herein, the term of any Award of Performance Shares, Stock Payments, Deferred Stock, Restricted Stock Units or Other Stock-Based Award shall be set by the Committee in its discretion and designated in the form of Award Agreement between the Company and the Participant.
8.7. Exercise or Purchase Price.   The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Deferred Stock, Stock Payments, Restricted Stock Units or Other Stock-Based Award; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law. The exercise or purchase price, if any, will be designated in the form of Award Agreement between the Company and the Participant.
8.8. Exercise Upon Termination of Employment or Service.   An Award of Performance Shares, Deferred Stock, Stock Payments, Restricted Stock Units and Other Stock-Based Award shall only be exercisable or payable while the Participant is an Employee, a
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Consultant, or a member of the Board, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Stock Payments, Deferred Stock, Restricted Stock Units or Other Stock-Based Award may be exercised or paid subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant’s retirement, death or disability, or otherwise;  provided, however, that any such provision with respect to Performance Shares shall be subject to the requirements of Section 162(m) of the Code that apply to Qualified Performance-Based Compensation.
8.9. Form of Payment.   Payments with respect to any Awards granted under this Article 8 shall be made in cash, in Stock or a combination of both, as determined by the Committee, and as specifically designated in the form of Award Agreement between the Company and the Participant.
8.10. Award Agreement.   All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by a written Award Agreement.
ARTICLE 9
 PERFORMANCE-BASED AWARDS
9.1. Purpose.   The purpose of this Article 9 is to provide the Committee the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 6 and 8 as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 6 or 8; provided, however, that the Committee may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9.
9.2. Applicability.   This Article 9 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one (1) Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.
9.3. Procedures with Respect to Performance-Based Awards.   To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 6 and 8 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance
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Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.
9.4. Payment of Performance-Based Awards.   Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.
9.5. Additional Limitations.   Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.
ARTICLE 10
 PROVISIONS APPLICABLE TO AWARDS
10.1. Stand-Alone and Tandem Awards.   Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.
10.2. Award Agreement.   Awards under the Plan shall be evidenced by written Award Agreements that shall set forth the terms, conditions, limitations and award type for each Award which may include the term of an Award, the provisions applicable in the event the Participant’s employment or service terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.  Each Award Agreement shall specify whether payments with respect to such Award may be made in cash, solely in Stock, or a combination of both, as determined by the Committee, and such statement of means of payment shall govern any question relating to whether such payments may be made in cash or Stock.
10.3. Limits on Transfer.   Except as otherwise provided by the Committee, no right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, during the life of the recipient, such
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award shall be exercisable only by such person or by such person’s guardian or legal representative.
10.4. Death of Optionee.
(a) Options.   Notwithstanding Section 10.3, upon the death of the Optionee while either in the Company’s employ or within six (6) months after termination of Optionee’s employment, any rights to the extent exercisable on the date of death may be exercised by the Optionee’s estate, or by a person who acquires the right to exercise such Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within both the remaining effective term of the Option and one (1) year after the Optionee’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.
(b) Incentive Stock Options.   Upon the death of the Optionee while in the Company’s employ or within not more than ninety (90) days after termination of Optionee’s employment, any Incentive Stock Option exercisable on the date of death may be exercised by the Optionee’s estate or by a person who acquires the right to exercise such Incentive Stock Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within both the remaining Option Term of the Incentive Stock Option and one (1) year after the Optionee’s death.
10.5. Retirement or Disability.
(a) Options.   Upon termination of the Optionee’s employment by reason of retirement or permanent disability, the Optionee may, within thirty-six (36) months from the date of termination, exercise any Options to the extent such Options are exercisable during such 36-month period.
(b) Incentive Stock Options.   Upon termination of the Optionee’s employment by reason of retirement or permanent disability, the Optionee may, within thirty-six (36) months from the date of termination, exercise any Incentive Stock Options to the extent such Incentive Stock Options are exercisable during such 36-month period. However, the tax treatment available pursuant to Section 422 of the Code will not be available to an Optionee who exercises any Incentive Stock Option more than (i) twelve (12) months after the date of termination of employment due to permanent disability, or (ii) three (3) months after the date of termination of employment due to retirement.
10.6. Forfeiture for Other Reasons.   Except as provided herein or except as otherwise determined by the Committee, all Options shall forfeit ninety (90) days after the termination of the Optionee’s employment with the Company.
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10.7. Leaves of Absence and Performance Targets.   The Committee shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by the recipient of any award. Without limiting the generality of the foregoing, the Committee shall be entitled to determine (i) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan and (ii) the impact, if any, of such leave of absence on awards under the Plan theretofore made to any recipient who takes such leave of absence. The Committee shall also be entitled to make such determination of performance targets, if any, as it deems appropriate.
10.8. Newly Eligible Employees.   The Committee shall be entitled to make such rules, regulations, determinations and awards as it deems appropriate in respect of any employee who becomes eligible to participate in the Plan or any portion thereof, after the commencement of an award or incentive period.
10.9. Stock Certificates; Book Entry Procedures.   As soon as practicable after receipt of payment, the Company shall deliver to the Optionee a certificate(s) for such shares of Stock. Upon receipt of such certificate(s), the Optionee shall become a shareholder of the Company with respect to Stock represented by share certificates so issued and as such shall be fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.  Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, the Company shall not deliver to any Participant certificates evidencing shares of Stock issued in connection with any Award and instead such shares of Stock shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).
ARTICLE 11
 CHANGES IN CAPITAL STRUCTURE
11.1. Adjustments.
(a) In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, distribution of Company assets to stockholders (other than normal cash dividends), or any other corporate event affecting the Stock or the share price of the Stock, the Committee may make such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such changes with respect to (i) the aggregate number and type of shares that may be issued under the Plan (including, but not
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limited to, adjustments of the limitations in Sections 3.1); (ii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iii) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.
(b) In the event of any transaction or event described in Section 11.1(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate (including without limitation any Change in Control), or of changes in applicable laws, regulations or accounting principles, and whenever the Committee determines that action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles, the Committee, in its sole discretion and on such terms and conditions as it deems appropriate, either by amendment of the terms of any outstanding Awards or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions:
(i) To provide for either (A) termination of any such Award in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 11.1(b) the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;
(ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and
(iii) To make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;
(iv) To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and
(v) To provide that the Award cannot vest, be exercised or become payable after such event.
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11.2. Outstanding Awards—Other Changes.   In the event of any other change in the capitalization of the Company or corporate change other than those specifically referred to in this Article 11, the Committee may, in its absolute discretion, make such adjustments in the number and kind of shares or other securities subject to Awards outstanding on the date on which such change occurs and in the per share grant or exercise price of each Award as the Committee may consider appropriate to prevent dilution or enlargement of rights.
11.3. No Other Rights.   Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.
ARTICLE 12
 ADMINISTRATION
12.1. Committee.   The Board of Directors may delegate the administration of the Plan to a Compensation Committee (the “Committee”) in the event that such a committee is established by the Board of Directors and is comprised of persons appointed by the Board of Directors of the Company in accordance with the provisions of Section 12.2; provided , however, that the Board shall delegate administration of the Plan to a Committee as necessary to comply with the requirements of Section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act or to the extent required by any other applicable rule or regulation. The Board shall exercise full power and authority regarding the administration of the Plan until such administration is delegated to the Committee. Unless the context otherwise requires, references herein to the Committee shall be deemed to refer to the Board of Directors until the administration of the Plan has been delegated to the Committee.
12.2. Committee Membership.  The Committee shall be composed of one or more members of the Board. The Board shall have the power to determine the number of members which the Committee shall have and to change the number of membership positions on the Committee from time to time. The Board shall appoint all members of the Committee. The Board may from time to time appoint members to the Committee in substitution for, or in addition to, members previously appointed and may fill vacancies, however caused, on the Committee. Any member of the Committee may be removed from the Committee by the Board at any time with or without cause.
12.3. Certain Actions.  Notwithstanding the foregoing: (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to all Awards granted to Independent Directors and, for purposes of such Awards, the term Committee as used in this Plan shall be deemed to refer to the Board and (b) the Committee may delegate its authority hereunder to the extent permitted by Section 12.8.
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12.4. Action by the Committee.   A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.
12.5. Authority of Committee.   Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:
(a) Designate Participants to receive Awards;
(b) Determine the type or types of Awards to be granted to each Participant;
(c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;
(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines;
(e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;
(f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;
(g) Decide all other matters that must be determined in connection with an Award;
(h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;
(i) Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and
(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.
The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable.

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12.6. Decisions Binding.   The Committee’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.
12.7. Delegation of Authority.   To the extent permitted by applicable law, the Committee may from time to time delegate to a committee of one or more members of the Committee or the Board or one or more officers of the Company the authority to grant or amend Awards to Participants other than (a) senior executives of the Company who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or members of the Board) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation, and the Committee may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 112.5 shall serve in such capacity at the pleasure of the Committee.
12.8. Committee Administration.   One (1) member of the Committee shall be elected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.
12.9. Liability.   No member of the Board or Committee shall be liable for any action taken or decision or determination made in good faith with respect to any Option, the Plan, or any award thereunder.
ARTICLE 13
 EFFECTIVE AND EXPIRATION DATE
13.1. Effective Date.   The Plan is effective as of the date the Plan is approved by a majority of the Board (the “Effective Date”). The Plan, however, shall be subject to approval by the stockholders. The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Company’s Bylaws, but, in any event, held no later than twelve (12) months after adoption on the Effective Date.
13.2. Expiration Date.   The Plan will expire on, and no Incentive Stock Option or other Award may be granted pursuant to the Plan after, the tenth (10th) anniversary of the Effective Date. Any Awards that are outstanding on the tenth (10th) anniversary of the Effective Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.
ARTICLE 14
 AMENDMENT, MODIFICATION, AND TERMINATION
14.1. Amendment, Modification, And Termination.   The Committee may at any time and from time to time terminate or modify or amend the Plan in any respect, except that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain shareholder approval of any Plan amendment or any modification
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of any Options that would be deemed a re-pricing under applicable rules, in such a manner and to such a degree as required, and (b) without shareholder approval the Committee may not (i) increase the maximum number of shares of Stock which may be issued under the Plan, (ii) extend the period during which any Award may be granted or exercised, (iii) amend to the Plan to permit the Committee to grant Options with an exercise price that is below Fair Market Value on the date of grant, or (iv) extend the term of the Plan. The termination or any modification or amendment of the Plan, except as provided in subsection (a), shall not without the consent of a Participant, affect his or her other rights under an Award previously granted to him or her.
14.2. Awards Previously Granted.   No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.
ARTICLE 15
 COMPLIANCE WITH SECTION 409A OF THE CODE
15.1. Awards subject to Code Section 409A.   Any Award that constitutes, or provides for, a deferral of compensation subject to Section 409A of the Code (a “Section 409A Award”) shall satisfy the requirements of Section 409A of the Code and this Article 15, to the extent applicable. The Award Agreement with respect to a Section 409A Award shall incorporate the terms and conditions required by Section 409A of the Code and this Article 15.
15.2. Distributions under a Section 409A Award.
(a) Subject to subsection (b), any shares of Stock or other property or amounts to be paid or distributed upon the grant, issuance, vesting, exercise or payment of a Section 409A Award shall be distributed in accordance with the requirements of Section 409A(a)(2) of the Code, and shall not be distributed earlier than:
(i) the Participant’s separation from service, as determined by the Secretary of the Treasury;
(ii) the date the Participant becomes disabled;
(iii) the Participant’s death;
(iv) a specified time (or pursuant to a fixed schedule) specified under the Award Agreement at the date of the deferral compensation;
(v) to the extent provided by the Secretary of the Treasury, a change in the ownership or effective control of the Company or a Parent or Subsidiary, or in the ownership of a substantial portion of the assets of the Company or a Parent or Subsidiary; or
(vi) the occurrence of an unforeseeable emergency with respect to the Participant.
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(b) In the case of a Participant who is a “specified employee,” the requirement of paragraph (a)(i) shall be met only if the distributions with respect to the Section 409A Award may not be made before the date which is six months after the Participant’s separation from service (or, if earlier, the date of the Participant’s death). For purposes of this subsection (b), a Participant shall be a “specified employee” if such Participant is a key employee (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) of a corporation any stock of which is publicly traded on an established securities market or otherwise, as determined under Section 409A(a)(2)(B)(i) of the Code and the Treasury Regulations thereunder.
(c) The requirement of paragraph (a)(vi) shall be met only if, as determined under Treasury Regulations under Section 409A(a)(2)(B)(ii) of the Code, the amounts distributed with respect to the unforeseeable emergency do not exceed the amounts necessary to satisfy such unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such unforeseeable emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship).
(d) For purposes of this Section, the terms specified therein shall have the respective meanings ascribed thereto under Section 409A of the Code and the Treasury Regulations thereunder.
15.3. Prohibition on Acceleration of Benefits.   The time or schedule of any distribution or payment of any shares of Stock or other property or amounts under a Section 409A Award shall not be accelerated, except as otherwise permitted under Section 409A(a)(3) of the Code and the Treasury Regulations thereunder.
15.4. Elections under Section 409A Awards.
(a) Any deferral election provided under or with respect to an Award to any Eligible Individual, or to the Participant holding a Section 409A Award, shall satisfy the requirements of Section 409A(a)(4)(B) of the Code, to the extent applicable, and, except as otherwise permitted under paragraph (i) or (ii) below, any such deferral election with respect to compensation for services performed during a taxable year shall be made not later than the close of the preceding taxable year, or at such other time as provided in Treasury Regulations.
(i) In the case of the first year in which an Eligible Individual or a Participant holding a Section 409A Award, becomes eligible to participate in the Plan, any such deferral election may be made with respect to services to be performed subsequent to the election with thirty days after the date the Eligible Individual, or the Participant holding a Section 409A Award, becomes eligible to participate in the Plan, as provided under Section 409A(a)(4)(B)(ii) of the Code.
(ii) In the case of any performance-based compensation based on services performed by an Eligible Individual, or the Participant holding a Section 409A Award, over a period of at least twelve months, any such deferral election may be made no later than six months before the end of the period, as provided under Section 409A(a)(4)(B)(iii) of the Code.
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(b) In the event that a Section 409A Award permits, under a subsequent election by the Participant holding such Section 409A Award, a delay in a distribution or payment of any shares of Stock or other property or amounts under such Section 409A Award, or a change in the form of distribution or payment, such subsequent election shall satisfy the requirements of Section 409A(a)(4)(C) of the Code, and:
(i) such subsequent election may not take effect until at least twelve months after the date on which the election is made,
(ii) in the case such subsequent election relates to a distribution or payment not described in Section 10.2(a)(ii), (iii) or (vi), the first payment with respect to such election may be deferred for a period of not less than five years from the date such distribution or payment otherwise would have been made, and
(iii) in the case such subsequent election relates to a distribution or payment described in Section 10.2(a)(iv), such election may not be made less than twelve months prior to the date of the first scheduled distribution or payment under Section 10.2(a)(iv).
15.5.  Compliance in Form and Operation.   A Section 409A Award, and any election under or with respect to such Section 409A Award, shall comply in form and operation with the requirements of Section 409A of the Code and the Treasury Regulations thereunder.
ARTICLE 16
 GENERAL PROVISIONS
16.1. No Rights to Awards.   No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Eligible Individuals, Participants or any other persons uniformly.
16.2. No Stockholders Rights.   The recipient of any Award shall have no rights as a shareholder with respect thereto unless and until certificates for shares of Stock are issued to him or her.
16.3. Withholding.   The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy minimum federal, state, local and foreign taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six (6) months (or such other period as may be determined by the Committee) after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant’s minimum federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value
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on the date of withholding or repurchase equal to the aggregate amount of such minimum liabilities based on the statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.
16.4. No Right to Employment or Services.   Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.
16.5. Unfunded Status of Awards.   The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.
16.6. Indemnification.   To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her;  provided  he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
16.7. Relationship to other Benefits.   No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.
16.8. Expenses.   The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.
16.9. Titles and Headings.   The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.
16.10. Fractional Shares.   No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.
16.11. Limitations Applicable to Section 16 Persons.   Notwithstanding any other provision of the Plan, the Plan and any Award granted or awarded to any Participant who is then
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subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
16.12. Government and Other Regulations.   The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act of 1933, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.
16.13. Governing Law.   The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Nevada.
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I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Medizone International, Inc. on July 22, 2016.

/s/ Boyd G. Evans
Boyd G. Evans
CFO

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I hereby certify that the foregoing Plan was approved by the stockholders of Medizone International, Inc. on September 15, 2016.

Boyd G. Evans
CFO

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